Exhibit 10.12(a)

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SERIES 2018-ONE INDENTURE SUPPLEMENT

Dated as of November 9, 2018

to

MASTER INDENTURE

Dated as of November 9, 2018

Series 2018-One Asset Backed Notes

$139,900,000 Class A Asset Backed Notes

$15,650,000 Class B Asset Backed Notes

$11,730,000 Class C Asset Backed Notes

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

SERIES 2018-One

among

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

Issuer

ACCESS FINANCING, LLC

Servicer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

on behalf of the Series 2018-One Noteholders

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EXHIBITS

Exhibit A-1     Form of Class A Rule 144A Global Note

Exhibit A-2     Form of Class A Temporary Regulation S Global Note

Exhibit A-3     Form of Class A Permanent Regulation S Global Note

Exhibit B-1     Form of Class B Rule 144A Global Note

Exhibit B-2     Form of Class B Temporary Regulation S Global Note

Exhibit B-3     Form of Class B Permanent Regulation S Global Note

Exhibit C-1     Form of Class C Rule 144A Global Note

Exhibit D     Transferee Letter

Exhibit E*     Form of Monthly Servicer Statement

Exhibit F     Form of Non-U.S. Certificate

Exhibit G     Form of Regulation S Certificate

*Portions of this exhibit have been omitted pursuant to a request for confidential treatment

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SERIES 2018-ONE INDENTURE SUPPLEMENT, dated as of November 9, 2018 (this “Supplement”), among FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada (the “Issuer”), ACCESS FINANCING, LLC, a Georgia limited liability company, as servicer (together with its successors and permitted assigns, the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the “Indenture Trustee”) under the Master Indenture dated as of November 9, 2018 (the “Indenture”) among the Issuer, the Servicer and the Indenture Trustee.

Section 2.10 of the Indenture provides that the Issuer may pursuant to one or more Indenture Supplements direct the Indenture Trustee, on behalf of the Issuer, to issue one or more Series of Notes and to set forth the Principal Terms of such Series.

Pursuant to this Supplement, the Issuer and the Indenture Trustee shall create a new Series of Notes and specify the Principal Terms thereof.

ARTICLE I

Creation of the Series 2018-One Notes.

Section 1.01.     Designation.

(a)     There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Supplement to be known as the “Fortiva Retail Credit Master Note Business Trust, Series 2018-One Notes” or the “Series 2018-One Notes.” The Series 2018-One Notes shall be issued in three Classes, the first of which shall be known as the “Class A Series 2018-One Asset Backed Notes,” the second of which shall be known as the “Class B Series 2018-One Asset Backed Notes” and the third of which shall be known as the “Class C Series 2018-One Asset Backed Notes.” The Series 2018-One Notes shall be due and payable on the Stated Maturity Date.

(b)     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall be controlling.

ARTICLE II

Definitions

Section 2.01.     Definitions.

(a)     All capitalized terms used but not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement (including by way of reference to other documents). Each capitalized term defined herein shall relate only to the Series 2018-One Notes and no other Series of Notes issued by the Issuer. Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Adjusted Transferor Amount” shall mean on any date of determination, an amount equal to the difference between (a) the Transferor Amount minus (b) the Excess Concentration Amount as of such day.

“Administrative Redemption” shall mean a redemption of the Series 2018-One Notes as specified in subsection 7.01(a).

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“Allocation Amount” shall mean, as of any date, an amount equal to (a) the Initial Note Principal Balance, minus (b) the total amount of principal payments made on the Series 2018-One Notes prior to such date minus (c) the excess, if any, of (i) the total amount of Reduction Amounts for all Distribution Dates prior to such date and Reallocated Principal Collections that under subsections 4.06(b) and (c) were used prior to such date to fund the Class A Required Amount or the Class B Required Amount over (ii) such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.04(a)(vi)(A) prior to such date, provided that the Allocation Amount shall not be less than zero.

“Amended Partnership Audit Rules” mean Sections 6221-6241 of the Code, as amended by the Bipartisan Budget Act of 2015, P.L. 114-74.

“Available Finance Charge Collections” shall mean an amount equal to, with respect to any Monthly Period, the product of (i) the Floating Allocation Percentage for such Monthly Period and (ii) the Series 2018-One Allocable Finance Charge Collections for such Monthly Period.

Available Funds” shall mean, with respect to any Monthly Period, the sum of (a) Available Finance Charge Collections for such Monthly Period plus (b) the Spread Account Draw Amount for such Monthly Period.

“Available Principal Collections” shall mean an amount equal to, with respect to any Monthly Period, (i) the product of (a) the Fixed/Floating Allocation Percentage for such Monthly Period and (b) Series 2018-One Allocable Principal Collections minus (ii) the amounts with respect to such Monthly Period that pursuant to Section 4.06 are required to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount for such Monthly Period plus (iii) any other amounts which pursuant to subsection 4.04(a) are to be treated as Available Principal Collections for such Monthly Period.

“Available Spread Account Amount” shall mean, with respect to any Distribution Date, the lesser of (a) the principal amount on deposit in the Spread Account on such date (before giving effect to any deposit to be made to the Spread Account on such date) and (b) the Required Spread Account Amount.

“Average Principal Receivables” shall mean, for any period, the sum of the Principal Receivables for each day in such period divided by the number of days in such period.

“Backup Servicer” shall mean the entity designated by the Servicer to be a backup servicer under the Transfer and Servicing Agreement pursuant to a notice provided to the Indenture Trustee.

“Backup Servicing Fee” shall mean the fee payable pursuant to a backup servicing agreement to be entered into by the Servicer, the Issuer, the Backup Servicer and the Indenture Trustee.

“Base Rate” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is the sum of (a) the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for the related Distribution Date and (b) the Monthly Servicing Fee and the Monthly Backup Servicing Fee for the related Distribution Date, and the denominator of which is the product of the Series 2018-One Allocation Percentage and the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period.

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“Capped Program Expenses” shall mean, for any Distribution Date, the sum of an amount not to exceed $100,000 per year beginning on the Closing Date and ending on each anniversary thereof, equal to the Program Expenses owed to the Owner Trustee plus an amount not to exceed $100,000 per year beginning on the Closing Date and ending on each anniversary thereof, equal to the Program Expenses owed to the Indenture Trustee.

“Charge-Off Rate” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the aggregate outstanding principal balance of all Receivables that became Defaulted Receivables during such Monthly Period net of Recoveries and (b)  the denominator of which is the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period.

“Charge-Off Ratio” shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction (a) the numerator of which is the aggregate outstanding principal balance of all Receivables that became Defaulted Receivables during such Monthly Period net of Recoveries and (b)  the denominator of which is the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period.

“Class A Additional Interest” shall have the meaning specified in subsection 4.02(a).

“Class A Global Note” shall mean, individually and collectively, a Class A Note in the form of a Temporary Regulation S Global Note, a Permanent Regulation S Global Note or a Rule 144A Global Note.

“Class A Initial Note Principal Balance” shall mean $139,900,000.00.

“Class A Interest Shortfall” shall have the meaning specified in subsection 4.02(a).

“Class A Monthly Interest” shall have the meaning specified in subsection 4.02(a).

“Class A Noteholder” shall mean the Person in whose name a Class A Note is registered in the Note Register.

“Class A Note Interest Rate” shall mean, for any Interest Period for the Class A Notes, a per annum rate of [*****]%.

“Class A Note Principal Balance” shall mean, on any date, the Class A Initial Note Principal Balance, minus the total amount of principal payments made on the Class A Notes on or prior to such date.

“Class A Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3.

“Class A Required Amount” shall have the meaning specified in subsection 4.03(a).

“Class B Additional Interest” shall have the meaning specified in subsection 4.02(b).

“Class B Global Note” shall mean, individually and collectively, a Class B Note in the form of a Temporary Regulation S Global Note, a Permanent Regulation S Global Note or a Rule 144A Global Note.

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“Class B Initial Note Principal Balance” shall mean $ 15,650,000.00.

“Class B Interest Shortfall” shall have the meaning specified in subsection 4.02(b).

“Class B Monthly Interest” shall have the meaning specified in subsection 4.02(b).

“Class B Noteholder” shall mean the Person in whose name a Class B Note is registered in the Note Register.

“Class B Note Interest Rate” shall mean, for any Interest Period for the Class B Notes, a per annum rate of [*****]%.

“Class B Note Principal Balance” shall mean, on any date, the Class B Initial Note Principal Balance, minus the total amount of principal payments made on the Class B Notes on or prior to such date.

“Class B Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B-1, B-2, or B-3.

“Class B Required Amount” shall have the meaning specified in subsection 4.03(b).

“Class C Additional Interest” shall have the meaning specified in subsection 4.02(c).

“Class C Global Note” shall mean a Rule 144A Global Note.

“Class C Initial Note Principal Balance” shall mean $11,730,000.00.

“Class C Interest Shortfall” shall have the meaning specified in subsection 4.02(c).

“Class C Monthly Interest” shall have the meaning specified in subsection 4.02(c).

“Class C Noteholder” shall mean the Person in whose name a Class C Note is registered in the Note Register.

“Class C Note Interest Rate” shall mean, for any Interest Period for the Class C Notes, a per annum rate of [*****]%.

“Class C Note Principal Balance” shall mean, on any date, the Class C Initial Note Principal Balance, minus the total amount of principal payments made on the Class C Notes on or prior to such date.

“Class C Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit C-1, C-2 or C-3.

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“Class C Required Amount” shall have the meaning specified in subsection 4.03(c).

“Closing Date” shall mean November 9, 2018.

“Controlled Redemption Payment Amount” shall mean, for any Distribution Date during the Controlled Redemption Period, an amount equal to the Controlled Redemption Target Amount for such Distribution Date plus any Controlled Redemption Target Amount previously owed but not distributed on a prior Distribution Date.

“Controlled Redemption Period” shall mean the period commencing on the close of business on October 1, 2020.

“Controlled Redemption Target Amount” shall mean, for any Distribution Date during the Controlled Redemption Period, an amount equal to one-eighteenth of the sum of the Class A Initial Note Principal Balance, the Class B Initial Note Principal Balance and the Class C Initial Note Principal Balance.

“Determination Date” shall mean the third Business Day preceding each Distribution Date.

“Distribution Compliance Period” shall mean, for each of the Class A Notes, the Class B Notes and the Class C Notes, the period from the Closing Date through and including the 40th day after the later of (a) the commencement of the offering of the Class A Notes and the Class B Notes, respectively, to Persons other than distributors in reliance upon Regulation S and (b) the Closing Date.

“Distribution Date” shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, that the first Distribution Date for 2018-One shall be December 17, 2018.

“DWAC” shall mean the DTC Deposit and Withdrawal at Custodian system.

“Early Redemption Event” shall mean any Early Redemption Event specified in Section 5.01 of the Indenture and any Early Redemption Event specified in Section 6.01 hereof.

“Early Redemption Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Redemption Event with respect to Series 2018-One is deemed to have occurred, and ending on the first to occur of (a) the payment in full of the Note Principal Balance or (b) the Stated Maturity Date.

“Excess Concentration Amount” shall have the meaning specified in subsection 10.06(a).

“Excess Spread Percentage” shall mean, with respect to any Monthly Period, the Gross Yield minus the Base Rate minus the Charge-Off Rate, in each case for such Monthly Period.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as in effect on the date hereof (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official governmental interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

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“Fixed/Floating Allocation Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Allocation Amount for Series 2018-One (or, in the case of the first Monthly Period, the Initial Note Principal Balance) plus the Series Adjusted Subordinated Transferor Amount, in each case as of the last day of the immediately preceding Monthly Period and (b) during the Redemption Period, the Series Adjusted Allocation Amount for Series 2018-One plus the Series Adjusted Subordinated Transferor Amount in each case as of the close of business on the date on which the Revolving Period shall have been terminated or been suspended, as the case may be, and the denominator of which is the product of (x) the greater of (A) the sum of (i) the total amount of Principal Receivables as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables as of the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date), and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding on the date of determination, and (y) the Series 2018-One Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Fixed/Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and including such Reset Date to but excluding the earlier of the next such Reset Date, if any, and the last day of such Monthly Period; provided further, that the numerator in clause (b) above shall continue to be the Series Adjusted Allocation Amount for Series 2018-One plus the Series Adjusted Subordinated Transferor Amount in each case as of the close of business on the date on which the Revolving Period shall have terminated unless the Series 2018-One Notes are paid in full on such date.

“Floating Allocation Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount (or in the case of the first Monthly Period, the Initial Note Principal Balance) plus, with respect to the allocation of Collections of Finance Charge Receivables only, the Series Adjusted Subordinated Transferor Amount, in each case as of the last day of the immediately preceding Monthly Period and the denominator of which is the product of (x) the Series 2018-One Allocation Percentage with respect to such Monthly Period and (y) the greater of (A) the sum of (i) the total amount of Principal Receivables as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables on the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Finance Charge Receivables for all Series of Notes Outstanding on the date of determination; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable.

“Gross Yield” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is the Collections of Finance Charge Collections for such Monthly Period and the denominator of which is the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period.

“Indenture Trustee Fee” shall mean an annual fee payable to the Indenture Trustee in the amount of $15,000.

“Initial Note Principal Balance” shall mean $167,280,000.00.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Measurement Date” shall mean, for each Monthly Period, the Determination Date for such Monthly Period.

“Monthly Backup Servicing Fee” shall have the meaning specified in subsection 3.01(b).

“Monthly Interest” shall mean, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

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“Monthly Servicer Statement” shall have the meaning specified in subsection 5.02(a)(i).

“Monthly Servicing Fee” shall have the meaning specified in subsection 3.01(a).

“Non-U.S. Certificate” shall have the meaning specified in subsection 9.05(b).

“Note Principal Balance” shall mean, for any date of determination, the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

“Noteholder FATCA Information” shall have the meaning specified in Section 9.03.

“Noteholder Tax Identification Information” shall have the meaning specified in Section 9.03.

“Optional Redemption” shall have the meaning specified in subsection 4.09(a).

“Optional Redemption Date” shall have the meaning specified in subsection 4.09(a).

“Optional Redemption Notice” shall have the meaning specified in subsection 4.09(a).

“Owner Trustee Fee” shall mean an annual fee payable to the Owner Trustee in the amount of $5,500.

“Payment Date” shall mean, with respect to Series 2018-One, a Distribution Date.

“Permanent Regulation S Global Note” shall mean a permanent Regulation S Class A global note and a permanent Regulation S Class B global note in the form of Exhibit A-3, Exhibit A-2C and Exhibit B-3, respectively.

“Principal Payment Rate” shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction the numerator of which is the Collections of Principal Receivables for such Monthly Period and the denominator of which is the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period.

“Program Expenses” shall mean an amount equal to one-twelfth the product of (i) the Floating Allocation Percentage, (ii) the Series 2018-One Allocation Percentage and (iii) indemnification amounts owed to the Indenture Trustee and the Owner Trustee pursuant to the Transaction Documents.

“Program Fees” shall mean, with respect to each Distribution Date occurring in December commencing with the December 2018 Distribution Date, an amount equal to the Indenture Trustee Fee and the Owner Trustee Fee.

“QIBs” shall mean qualified institutional buyers as defined in Rule 144A.

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“Rating Agency” shall mean KBRA.

“Rating Agency Condition” shall mean, with respect to any action, that the Rating Agency shall have confirmed in writing to the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee that such action will not result in a reduction or withdrawal of its then existing rating on any outstanding Class A Notes, Class B Notes or Class C Notes.

“Reallocated Principal Collections” shall mean, with respect to any Distribution Date, an amount equal to the lesser of (I) the product of (a) the Series 2018-One Allocable Principal Collections deposited in the Collection Account for the related Monthly Period, (b) the Fixed/Floating Allocation Percentage for the related Monthly Period and (c) 15.5%, and (II) the greater of (x) the sum of the Class B Note Principal Balance and the Class C Note Principal Balance (prior to any distributions on such Distribution Date), minus the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and the Reallocated Principal Collections that under subsections 4.06(b) and (c) were used to fund the Class A Required Amount or the Class B Required Amount on all prior Distribution Dates over such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.04(a)(vi)(A) prior to such date and (y) zero.

Redemption Amount” shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Balance plus (ii) Series 2018-One Monthly Fees for such Distribution Date.

“Redemption Period” shall mean, with respect to Series 2018-One, the Controlled Redemption Period or an Early Redemption Period.

“Reduction Amount” shall have the meaning specified in Section 4.05.

“Regulation S” shall mean Regulation S promulgated under the Securities Act.

“Regulation S Certificate” shall have the meaning specified in subsection 9.01(c).

“Regulation S Global Notes” shall mean the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Release Date” shall have the meaning specified in subsection 9.01(c).

“Required Spread Account Amount” shall mean, for any Monthly Period, an amount equal to the product of (i) the Required Spread Account Percentage in effect on such date (ii) the Series 2018-One Allocation Percentage and (iii) (a) during the Revolving Period, the aggregate amount of Principal Receivables at the commencement of such Monthly Period and (b) otherwise, the aggregate amount of Principal Receivables on the last day of the Revolving Period.

“Required Spread Account Percentage” shall mean, as of any date of determination, if the most recent Three-Month Excess Spread Percentage (calculated as of the Determination Date immediately preceding such date, unless such date is a Determination Date, in which case calculated as of such Determination Date) is greater than or equal to the percentage set forth in the left-hand column of the table below, and less than the percentage set forth in the middle column of the table below, an amount equal to the percentage set forth next to such percentages in the right-hand column of the table below:

Three-Month Excess Spread Percentage
Greater Than Or Equal To	Less Than	Required Spread Account Percentage
[*****]		[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]

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“Required Subordinate Transferor Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Series Adjusted Subordinated Transferor Amount as of the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Series Adjusted Subordinated Transferor Amount as of the Closing Date) and the denominator of which is the product of (x) the Series 2018-One Allocation Percentage with respect to such Monthly Period and (y) the greater of (A) the sum of (i) the total amount of Principal Receivables as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables on the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Required Subordinate Transferor Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable.

“Reset Date” shall mean each of (a) an Addition Cut-Off Date, (b) the date of any increase or decrease (other than regularly scheduled redemptions or early redemptions but including any optional redemption or limited redemption in the principal balance of the Notes of any Series) in the note principal balance or allocation amount for another variable funding Series and (c) any date on which a new Series is issued.

“Revolving Period” shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Redemption Period commences and (b) the close of business on the day immediately preceding the day the Early Redemption Period commences.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

“Rule 144A Global Note” shall mean a Rule 144A Class A, Class B or Class C global note in the Form of Exhibit A-1, B-1 or C-1.

“Scheduled Final Payment Date” shall mean the April 2022 Distribution Date.

“Series 2018-One” shall mean the Series of Notes the terms of which are specified in this Supplement.

“Series 2018-One Allocable Defaulted Amount” shall mean the Series Allocable Defaulted Amount with respect to Series 2018-One.

“Series 2018-One Allocable Finance Charge Collections” shall mean the Series Allocable Finance Charge Collections with respect to Series 2018-One.

“Series 2018-One Allocable Principal Collections” shall mean the Series Allocable Principal Collections with respect to Series 2018-One.

“Series 2018-One Allocation Percentage” shall mean the Series Allocation Percentage with respect to Series 2018-One.

“Series 2018-One Distribution Account” shall have the meaning set forth in subsection 4.07(a).

“Series 2018-One Monthly Fees” shall mean, with respect to any Distribution Date, the amounts determined pursuant to subsection 4.04(a)(i) and subsection 4.04(a)(ix)

“Series 2018-One Monthly Interest” shall mean the amounts determined pursuant to subsections 4.02(a) through (c).

“Series 2018-One Note” shall mean a Class A Note, a Class B Note or a Class C Note.

“Series 2018-One Noteholder” shall mean a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

“Series Adjusted Allocation Amount” shall have the meaning specified in the Transfer and Servicing Agreement.

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“Series Adjusted Subordinated Transferor Amount” shall mean, as of any date, an amount equal to the lesser of (I) (x) the Series Required Transferor Amount minus (y) the excess, if any, of the total amount of Transferor Reduction Amounts for all prior Distribution Dates and the amounts that under subsection 4.06(a) were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount on all prior Distribution Dates over amounts reimbursed pursuant to subsection 4.04(a)(vi)(B) prior to such date and (II) the product of the Adjusted Transferor Amount and the Series 2018-One Allocation Percentage as of the last day of the prior Monthly Period.

“Series Allocation Amount” shall mean, for Series 2018-One, the Initial Note Principal Balance minus the total amount of any payments of principal paid on the Series 2018-One Notes at any time other than during an Early Redemption Period.

“Series Allocation Percentage” shall have the meaning specified in the Transfer and Servicing Agreement.

“Series Default Amount” shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Series 2018-One Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

“Series Required Transferor Amount” shall mean, with respect to any date of determination, an amount equal to (a)(i) the sum of the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Note Balance divided by (ii) 95.0% minus (b) the sum of the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Note Balance

“Servicing Fee Rate” shall mean [*****]% per annum

“Special Payment Date” shall mean each Distribution Date with respect to any Redemption Period.

“Spread Account” shall have the meaning specified in subsection 4.08(a).

“Spread Account Draw Amount” shall have the meaning specified in subsection 4.08(c).

“Spread Account Surplus” shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Spread Account exceeds the Required Spread Account Amount.

“Stated Maturity Date” shall mean the November 2023 Distribution Date.

“Transferee Letter” shall have the meaning specified in Section 9.04.

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“Temporary Regulation S Global Note” shall mean a temporary Regulation S Class A global note and a temporary Regulation S Class B global note in the form of Exhibit A-2 and Exhibit B-2, respectively.

“Three-Month Charge-Off Ratio” shall mean, for any Monthly Period on and after the third full Monthly Period after the Closing Date, the average of the Charge-Off Ratios for such Monthly Period and the two immediately preceding Monthly Periods.

“Three-Month Excess Spread Percentage” shall mean, for any Monthly Period on and after the third full Monthly Period after the Closing Date, the average of the Excess Spread Percentages for such Monthly Period and the two immediately preceding Monthly Periods.

“Three-Month Principal Payment Rate” shall mean, for any Monthly Period on and after the third full Monthly Period after the Closing Date, the average of the Principal Payment Rate for such Monthly Period and the two immediately preceding Monthly Periods.

“Transferor Available Principal Collections” shall mean, with respect to any Distribution Date, an amount equal to the lesser of (i) the product of (A) the Series 2018-One Allocable Principal Collections deposited in the Collection Account for the related Monthly Period, (B) Fixed/Floating Allocation Percentage for the related Monthly Period and (C) the Required Subordinate Transferor Percentage, and (ii) the greater of (A) the Series Adjusted Subordinated Transferor Amount and (B) zero.

“Transferor Percentage” shall mean 100% minus (a) the Floating Allocation Percentage, when used as of any date with respect to Defaulted Receivables or with respect to Collections of Finance Charge Receivables or (b) the Fixed/Floating Allocation Percentage, when used as of any date with respect to Collections of Principal Receivables.

“Transferor Reduction Amounts” shall have the meaning specified in Section 4.05.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term “including” means “including without limitation.”

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ARTICLE III

Fees

Section 3.01.     Servicing Compensation; Backup Servicing Fee.

(a)     Servicing Fee. The share of the Servicing Fee allocable to the Series 2018-One Noteholders with respect to any Distribution Date (the “Monthly Servicing Fee”) shall mean an amount equal to one-twelfth of the product of (1) the Floating Allocation Percentage, (2) the Series 2018-One Allocation Percentage, (3) the Servicing Fee Rate and (4) the Average Principal Receivables for such Monthly Period; provided, however, in the case of the first Distribution Date the Servicing Fee allocable to the Series 2018-One Noteholders shall include an amount pro-rated for the period from the Closing Date. The remainder of the Servicing Fee, if any, shall be paid by the Issuer or the holders of the Transferor Certificate and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the related Supplements) and in no event shall the Indenture Trustee or the Series 2018-One Noteholders be liable for the share of the Servicing Fee to be paid by the Issuer or the holders of the Transferor Certificate or the Noteholders of any other Series.

(b)     Backup Servicing Fee. The share of the Backup Servicing Fee allocable to the Series 2018-One Noteholders with respect to any Distribution Date (the “Monthly Backup Servicing Fee”) shall equal $[*****]. The remainder of the Backup Servicing Fee, if any, shall be paid by the Issuer or the holders of the Transferor Certificate and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the related Supplements) and in no event shall the Indenture Trustee or the Series 2018-One Noteholders be liable for the share of the Backup Servicing Fee to be paid by the Issuer or the holders of the Transferor Certificate or the Noteholders of any other Series.

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ARTICLE IV

Rights of Series 2018-One Noteholders and
Allocation and Application of Collections

Section 4.01.     Collections and Allocations.

(a)     Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2018-One pursuant to Section 4.01 of the Transfer and Servicing Agreement shall be allocated and distributed as set forth in this Article.

(b)         Allocations of Collections to the Issuer. The Servicer shall on any Business Day requested by the Issuer, withdraw from the Collection Account and pay to the Issuer for application as provided in the Trust Agreement the following amounts:

(i)     an amount equal to the Transferor Percentage for the related Monthly Period of Series 2018-One Allocable Finance Charge Collections deposited in the Collection Account but only if the Adjusted Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) is greater than the Required Transferor Amount and otherwise shall be deposited in the Special Funding Account; and

(ii)     an amount equal to the Transferor Percentage for the related Monthly Period of Series 2018-One Allocable Principal Collections deposited in the Collection Account but only if the Adjusted Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) is greater than the Required Transferor Amount and otherwise shall be deposited in the Special Funding Account.

The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment for the reassignment of the Receivables pursuant to Section 2.04(c) or Section 2.05 of the Transfer and Servicing Agreement, payment of the purchase price for the Series 2018-One Notes pursuant to Section 8.01 of the Transfer and Servicing Agreement, payment of the Redemption Amount for the Series 2018-One Notes pursuant to Section 7.01 or Section 8.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 5.05 of the Indenture.

(c)     Allocations of Collections to the Series 2018-One Noteholders.

(i) Allocations of Finance Charge Receivables. The Servicer shall, prior to the close of business on any Deposit Date, allocate to Series 2018-One and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage, (B) the Series 2018-One Allocation Percentage, and (C) the aggregate amount of Collections of Finance Charge Receivables received by the Servicer and deposited to the Collection Account with respect to such Deposit Date provided, however, that after the date on which an amount of collections of Finance Charge Receivables equal to the sum of (y) the sum of the amounts specified in subsections 4.04(a)(i) through (iv) plus (z) the product of 1.5 times the Series Default Amount for the prior Monthly Period has been deposited into the Collection Account and allocated to the Series 2018-One Noteholders, the balance of any such allocated amount may be withdrawn from the Collection Account and paid to the Issuer for application pursuant to the Trust Agreement solely in order to purchase new Receivables but only if (i) the Adjusted Transferor Amount is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and (ii) the Required Spread Account Amount is zero and otherwise shall be deposited in the Special Funding Account.

(ii) Allocations of Principal Receivables. The Servicer shall allocate to Series 2018-One the following amounts as set forth below:

(x)     Allocations During the Revolving Period. With respect to any Deposit Date during the Revolving Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage, (II) the Series 2018-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account with respect to such Deposit Date shall be allocated to the Series 2018-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that any such amount may be withdrawn from the Collection Account and paid to the Issuer for application pursuant to the Trust Agreement, but only if the Adjusted Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

(y)     Allocations During the Controlled Redemption Period. During the Controlled Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2018-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (such product for any such date, a “Percentage Allocation”) shall be allocated to the Series 2018-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that if (i) the sum of such Percentage Allocation and all preceding Percentage Allocations for the same Monthly Period exceeds the Controlled Redemption Payment Amount for the related Distribution Date and (ii) the Required Spread Account Amount is zero, then such excess shall not be treated as a Percentage Allocation and shall be paid to the Issuer for application pursuant to the Trust Agreement, but only if the Adjusted Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

(z)     Allocations During the Early Redemption Period. With respect to any Deposit Date during a Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2018-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited to the Collection Account with respect to such Deposit Date shall be allocated to the Series 2018-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2018-One Noteholders, any amounts in excess of such amounts shall be paid to the Issuer for application pursuant to the Trust Agreement, but only if the Adjusted Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

Section 4.02.     Determination of Monthly Interest.

(a)     The amount of monthly interest (“Class A Monthly Interest”) distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) 30/360, times (B) the Class A Note Interest Rate with respect to the immediately preceding Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the immediately preceding Monthly Period; provided, however, with respect to the December 2018 Distribution Date, the Class A Monthly Interest shall be $775,046.00.

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On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A Interest Shortfall”), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) (A) 30/360, times (B) the Class A Note Interest Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid on the Class A Notes) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed on the Class A Notes only to the extent permitted by applicable law.

(b)     The amount of monthly interest (“Class B Monthly Interest”) distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) 30/360, times (B) the Class B Note Interest Rate with respect to the immediately preceding Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the immediately preceding Monthly Period; provided, however, with respect to the December 2018 Distribution Date, the Class B Monthly Interest shall be $98,125.50.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Interest Shortfall”), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (A) 30/360, times (B) the Class B Note Interest Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid on the Class B Notes) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed on the Class B Notes only to the extent permitted by applicable law.

(c)     The amount of monthly interest (“Class C Monthly Interest”) distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) 30/360, times (B) the Class C Note Interest Rate with respect to the immediately preceding Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the immediately preceding Monthly Period; provided, however, with respect to the December 2018 Distribution Date, the Class C Monthly Interest shall be $90,672.90.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class C Interest Shortfall”), of (x) the Class C Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount (“Class C Additional Interest”) equal to the product of (i) (A) 30/360, times (B) the Class C Note Interest Rate and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid on the Class C Notes) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed on the Class C Notes only to the extent permitted by applicable law.

Section 4.03.     Required Amounts.

(a)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class A Required Amount”), if any, by which (x) the amount required pursuant to subsections 4.04(a)(i) and 4.04(a)(ii) for such Distribution Date exceeds (y) the Available Funds for such Distribution Date available to fund such amount. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class A Required Amount on the date of computation.

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(b)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class B Required Amount”), if any, by which (x) the amount required pursuant to subsection 4.04(a)(iii) for such Distribution Date exceeds (y) the balance of Available Funds in each case for such Distribution Date available to fund such amount after application of the amounts required pursuant to subsections 4.04(a)(i) and 4.04(a)(ii). In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class B Required Amount on the date of computation.

(c)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class C Required Amount”), if any, by which (x) the amount required pursuant to subsection 4.04(a)(iv) for such Distribution Date exceeds (y) the balance of Available Funds in each case for such Distribution Date available to fund such amount after application of the amounts required pursuant to subsections 4.04(a)(i) through 4.04(a)(iii). In the event that the Class C Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class C Required Amount on the date of computation.

Section 4.04.     Application of Available Funds and Available Principal Collections. The Servicer shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee pursuant to the Monthly Servicer Statement, on each Distribution Date, Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

(a)     On each Distribution Date, an amount equal to the Available Funds with respect to such Distribution Date will be distributed in the following priority:

(i)     an amount equal to the sum of the Monthly Servicing Fee, the Program Fees, the Capped Program Expenses and the Monthly Backup Servicing Fee, if any, for the related Distribution Date plus the sum of the amount of any Monthly Servicing Fee, the Program Fees, the Capped Program Expenses and any Monthly Backup Servicing Fee previously due but not distributed to the Servicer, the Owner Trustee, the Indenture Trustee or the Backup Servicer, if any respectively, on a prior Distribution Date, shall be distributed pro rata to the Servicer, the Owner Trustee, the Indenture Trustee and the Backup Servicer, if any;

(ii)     an amount equal to Class A Monthly Interest for the related Distribution Date plus an amount equal to any Class A Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A Additional Interest for such Distribution Date plus any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Class A Noteholders;

(iii)     an amount equal to Class B Monthly Interest for the related Distribution Date plus an amount equal to any Class B Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class B Additional Interest for such Distribution Date plus any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Class B Noteholders;

(iv)     an amount equal to Class C Monthly Interest for the related Distribution Date plus an amount equal to any Class C Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class C Additional Interest for such Distribution Date plus any Class C Additional Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date, shall be distributed to the Class C Noteholders;

(v)     an amount equal to the Series Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

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(vi)     (A) an amount equal to the aggregate amount of Reduction Amounts plus amounts that under subsections 4.06(b) and (c) were used to fund the Class A Required Amount or the Class B Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

(B) an amount equal to the aggregate amount of Transferor Reduction Amounts plus amounts that under subsection 4.06(a) were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

(vii)     on each Distribution Date prior to the date on which the Spread Account terminates pursuant to subsection 4.08(f), an amount up to the excess, if any, of the Required Spread Account Amount for such Distribution Date over the Available Spread Account Amount for such Distribution Date shall be deposited into the Spread Account;

(viii)     if an Early Redemption Event has occurred on or prior to such Distribution Date, an amount up to the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

(ix)     an amount equal to the Program Expenses for such Distribution Date not paid in clause (i) above, plus the amount of any Program Expenses previously due but not distributed to the Owner Trustee or Indenture Trustee on a prior Distribution Date, shall be distributed pro rata to the Owner Trustee and the Indenture Trustee;

(x)     the balance of such Available Funds shall be distributed to the Issuer and applied in accordance with the Trust Agreement.

(b)     On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed to the Issuer and applied in accordance with the Trust Agreement.

(c)     On each Distribution Date with respect to a Controlled Redemption Period commencing on the November 2020 Distribution Date, an amount equal to the Controlled Redemption Payment Amount deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

(i)     an amount, to the extent available, equal to the Class A Note Principal Balance shall be distributed to the Class A Noteholders;

(ii)     for each Distribution Date beginning on the Distribution Date on which the Class A Notes have been paid in full, an amount, to the extent available, equal to the Class B Note Principal Balance shall be distributed to the Class B Noteholders;

(iii)     for each Distribution Date beginning on the Distribution Date on which the Class B Notes have been paid in full, an amount, to the extent available, equal to the Class C Note Principal Balance shall be distributed to the Class C Noteholders; and

(iv)     for each Distribution Date beginning on the Distribution Date on which the Class C Notes are paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be distributed to the Issuer and applied in accordance with the Trust Agreement.

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(d)     On each Distribution Date with respect to an Early Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

(i)     an amount, to the extent available, equal to the Class A Note Principal Balance shall be distributed to the Class A Noteholders;

(ii)     for each Distribution Date beginning on the Distribution Date on which the Class A Notes have been paid in full, an amount, to the extent available, equal to the Class B Note Principal Balance shall be distributed to the Class B Noteholders;

(iii)     for each Distribution Date beginning on the Distribution Date on which the Class B Notes have been paid in full, an amount, to the extent available, equal to the Class C Note Principal Balance shall be distributed to the Class C Noteholders;

(iv)     for each Distribution Date beginning on the Distribution Date on which the Class C Notes are paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be distributed to the Issuer and applied in accordance with the Trust Agreement.

Section 4.05.     Defaulted Amounts; Reduction Amounts.

On each Determination Date, the Servicer shall calculate the Series Default Amount for the related Distribution Date. If, on any Distribution Date, the Series Default Amount for the related Monthly Period exceeds the Available Funds allocated and available for that purpose pursuant to subsection 4.04(a)(v) for such Distribution Date,

(a) first, the Series Adjusted Subordinated Transferor Amount (after giving effect to any reductions for Transferor Available Principal Collections that under subsection 4.06(a) were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount, on such Distribution Date), will be reduced, subject to the succeeding sentence, by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a “Transferor Reduction Amount”). In the event that such reduction would cause the Series Adjusted Subordinated Transferor Amount to be a negative number, the Series Adjusted Subordinated Transferor Amount shall be reduced to zero. Transferor Reduction Amounts shall thereafter be reimbursed and the Series Adjusted Subordinated Transferor Amount increased (but not by an amount in excess of the aggregate unreimbursed Transferor Reduction Amounts) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.04(a)(vi)(B),

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(b) second, in the event, the Series Adjusted Subordinated Transferor Amount has been reduced to zero in accordance with clause (a) above, the Allocation Amount (after giving effect to any reductions for Reallocated Principal Collections that under subsections 4.06(b) and (c) were used to fund the Class A Required Amount or the Class B Required Amount on such Distribution Date), will be reduced, subject to the succeeding sentence, by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a “Reduction Amount”). In the event that such reduction would cause the Allocation Amount to be a negative number, the Allocation Amount shall be reduced to zero. Reduction Amounts shall thereafter be reimbursed and the Allocation Amount increased (but not by an amount in excess of the aggregate unreimbursed Reduction Amounts) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.04(a)(vi)(A).

Section 4.06.     Reallocated Principal Collections.

(a)     On each Distribution Date, prior to the application of Reallocated Principal Collections in accordance with subsections (b) and (c) below, the Servicer shall direct the Indenture Trustee to apply by written instruction to the Indenture Trustee pursuant to the related Monthly Servicer Statement, Transferor Available Principal Collections with respect to such Distribution Date, to fund, in the following order of priority, the Class A Required Amount, the Class B Required Amount or the Class C Required Amount. On each Distribution Date, the Series Adjusted Subordinated Transferor Amount shall be reduced by the amount of Transferor Available Principal Collections used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount for such Distribution Date, but in any event the Series Adjusted Subordinated Transferor Amount shall not be reduced by operation of this subsection 4.06(a) to an amount less than zero.

(b)     On each Distribution Date, the Servicer shall direct the Indenture Trustee to apply by written instruction to the Indenture Trustee pursuant to the related Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date to fund the excess, if any, of the Class A Required Amount over the amount funded in accordance with subsection 4.06(a). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class A Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.06(b) to an amount less than the Class A Note Principal Balance.

(c)     On each Distribution Date, the Servicer shall direct the Indenture Trustee to apply by written instruction to the Indenture Trustee pursuant to the Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.06(b), to fund the excess, if any, of the Class B Required Amount over the amount funded in accordance with subsection 4.06(a). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class B Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.06(c) to an amount less than the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

Section 4.07.     Series 2018-One Distribution Account.

(a)     The Servicer shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Series 2018-One Noteholders, a Series Account (the “Series 2018-One Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-One Noteholders. The Series 2018-One Distribution Account shall be established and maintained with the Paying Agent on behalf of and in the name of the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2018-One Distribution Account and in all proceeds thereof. The Series 2018-One Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2018-One Noteholders. Funds on deposit in the Series 2018-One Distribution Account shall not be subject to investment. If at any time the Series 2018-One Distribution Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Series 2018-One Noteholders shall consent) establish a new Series 2018-One Distribution Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Series 2018-One Distribution Account.

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(b)     On each Distribution Date, the Indenture Trustee, solely in accordance with the Monthly Servicer Statement, shall withdraw from the Collection Account and deposit into the Series 2018-One Distribution Account Collections of Finance Charge Receivables and Principal Receivables allocated to Series 2018-One on such Distribution Date for application pursuant to Section 4.04.

Section 4.08.     Spread Account.

(a)     The Servicer shall establish and maintain with the Paying Agent, in the name of the Indenture Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, an Eligible Deposit Account (the “Spread Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Spread Account shall initially be established with the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee. If at any time the Spread Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency shall consent) establish a new Spread Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date prior to the termination of the Spread Account make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(vii).

(b)     Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Indenture Trustee shall hold such Eligible Investments as provided in Section 6.15 of the Indenture. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 2018-One. Except as provided in the immediately preceding sentence with respect to investment earnings retained in the Spread Account, for purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Supplement, investment earnings on such funds shall be deemed not to be available or on deposit.

(c)     On each Transfer Date, the excess, if any, of the amounts payable pursuant to subsections 4.04(a)(i)–(vi) over the Available Finance Charge Collections available to pay such amounts (any such positive amount, the “Spread Account Draw Amount”), shall be withdrawn from the Spread Account by the Paying Agent (acting in accordance with the servicing report prepared pursuant to subsection 5.02(a)(i)), and deposited in the Collection Account to be applied as Available Funds. Notwithstanding anything else to the contrary in this Section 4.08, if an Event of Default shall have occurred with respect to Series 2018-One and the maturity of the Series 2018-One Notes shall have been accelerated under Section 5.03 of the Indenture, any amounts remaining on deposit in the Spread Account shall be applied first to pay interest and principal on the Class A Notes, second to pay interest and principal on the Class B Notes, and third to pay interest and principal on the Class C Notes, in each case remaining unpaid after application of the proceeds of the sale of the collateral pursuant to Section 5.05 of the Indenture as provided in Section 5.05 of the Indenture.

(d)     Prior to the occurrence of an Event of Default with respect to the Series 2018-One Notes and acceleration of the maturity of the Series 2018-One Notes under Section 5.03 of the Indenture, in the event that the Spread Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Spread Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Spread Account and pay to the Issuer for distribution pursuant to the Trust Agreement, an amount equal to such Spread Account Surplus.

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(e)     On the first to occur of (1) the Distribution Date on which the Allocation Amount is equal to zero and (2) the Stated Maturity Date, an amount equal to the lesser of the amounts payable pursuant to clauses (i) through (iii) below and the amount on deposit in the Spread Account (after deducting the Spread Account Draw Amount on such Distribution Date) shall be withdrawn from the Spread Account by the Indenture Trustee (acting in accordance with the Monthly Servicer Statement) and applied in the following order of priority:

(i)     an amount equal to the excess of the Class A Note Principal Balance over the amount of Available Principal Collections shall be distributed to the Paying Agent for payment to the Class A Noteholders as principal on the Class A Notes;

(ii)     an amount equal to the excess of the of the Class B Note Principal Balance over the remaining amount of Available Principal Collections available to pay principal on the Class B Notes shall be distributed to the Paying Agent for payment to the Class B Noteholders as principal on the Class B Notes; and

(iii)     an amount equal to the excess of the of the Class C Note Principal Balance over the remaining amount of Available Principal Collections available to pay principal on the Class C Notes shall be distributed to the Paying Agent for payment to the Class C Noteholders as principal on the Class C Notes.

(f)     Upon the earlier to occur of (i) the day on which the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance and all other accrued and unpaid amounts owing to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders are paid in full to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, and (ii) the termination of the Issuer pursuant to the Trust Agreement, the Indenture Trustee, acting in accordance with the instructions of the Servicer shall withdraw from the Spread Account and pay to the Issuer for application pursuant to the Trust Agreement (or if the Issuer has terminated, pay to the Transferor) all amounts, if any, on deposit in the Spread Account and the Spread Account shall be deemed to have terminated for purposes of this Supplement.

Section 4.09.     Optional Redemption.

(a)     On any Business Day after the termination of the Revolving Period, the Issuer may cause the Servicer to provide written notice to the Indenture Trustee and the Series 2018-One Noteholders (an “Optional Redemption Notice”) at least ten (10) Business Days prior to any Business Day (the “Optional Redemption Date”) stating its intention to cause a full redemption of the Series 2018-One Notes (an “Optional Redemption”). The Redemption Amount shall be paid from any Available Principal Collections or from the proceeds of the issuance of one or more new Series of Notes issued substantially contemporaneously with such full redemption (or any combination of the above).

(b)     The Issuer shall deposit the Redemption Amount into the Collection Account in same day funds on the Business Day prior to the Optional Redemption Date. Following the deposit of the Redemption Amount into the Collection Amount in accordance with the foregoing, the Allocation Amount for Series 2018-One shall be reduced to zero and following the payment in full of such Redemption Amount to the Series 2018-One Noteholders and other parties entitled to any of such amount, the Series 2018-One Noteholders shall have no further interest in the Trust Estate. The Redemption Amount shall be distributed as set forth in subsection 8.01(b).

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ARTICLE V

Distributions and Reports to
Series 2018-One Noteholders

Section 5.01.     Distributions.

(a)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes.

(b)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Note Principal Balance on such date.

(c)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class B Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes.

(d)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Note Principal Balance on such date.

(e)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class C Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class C Notes.

(f)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class C Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class C Note Principal Balance on such date.

(g)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each of the Servicer, Backup Servicer, Owner Trustee and the Indenture Trustee such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay the Servicing Fee, the Backup Servicing Fee, the Program Fees and the Program Expenses, respectively.

(h)     The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Section 8.01 of the Transfer and Servicing Agreement, Section 5.05 of the Indenture and Section 8.01 of this Supplement.

(i)     Except as provided in Section 10.02 of the Indenture with respect to a final distribution, distributions to Series 2018-One Noteholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Noteholders not less than ten Business Days prior to such Distribution Date.

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Section 5.02.     Reports and Statements to Series 2018-One Noteholders.

(a)     Not later than each Determination Date, the Servicer shall deliver to the Indenture Trustee and the Paying Agent (i) a statement substantially in the form of Exhibit E prepared by the Servicer (the “Monthly Servicer Statement”) and (ii) a certificate of a Servicing Officer substantially in the form attached thereto.

(b)     A copy of each statement or certificate provided pursuant to subsection 5.02(a) may be obtained by any Series 2018-One Noteholder or any beneficial owner thereof by a request in writing to the Servicer.

(c)     On or before January 31 of each calendar year, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished by posting to its website to each Person who at any time during the preceding calendar year was a Series 2018-One Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2018-One Noteholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2018-One Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

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ARTICLE VI

Early Redemption Events; Events of Default

Section 6.01.     Early Redemption Events. If any one of the following events shall occur with respect to the Series 2018-One Notes:

(a)     (i) failure on the part of the Seller, the Transferor or the Issuer to make any payment or deposit required by the terms of any Transaction Document on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure on the part of the Seller, the Transferor or the Issuer duly to observe or perform any other covenants or agreements in any Transaction Document which continues unremedied for a period of thirty (30) days after the date on which the Seller, the Issuer or the Transferor, as applicable, obtains actual knowledge of such failure or on which written notice of such failure requiring the same to be remedied, shall have been given to the Seller, the Transferor or the Issuer by the Indenture Trustee, or to, the Seller, the Transferor, or to the Issuer and the Indenture Trustee by the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2018-One Notes;

(b)     any representation or warranty made by the Seller, the Transferor or the Issuer under any Transaction Document which continues to be incorrect for a period of thirty (30) days after the date on which the Seller, the Issuer or the Transferor, as applicable, obtains actual knowledge of such failure or on which written notice of such failure requiring the same to be remedied, shall have been given to the Seller, the Transferor or the Issuer by the Indenture Trustee, or to the Seller, the Transferor or the Issuer and the Indenture Trustee by the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2018-One Notes; provided, however, that an Early Redemption Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has replaced or accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

(c)     the occurrence of a Servicer Default;

(d)     the Adjusted Transferor Amount is less than the Required Transferor Amount on any Measurement Date and such deficiency is not remedied on or before the Distribution Date occurring in the next Monthly Period;

(e)     any of the following occurs for any Monthly Period:

(i) the Three-Month Charge-Off Ratio exceeds [*****]%;

(ii) the Three-Month Monthly Principal Payment Rate is less than [*****]%;

(iii) the Three-Month Excess Spread Percentage is less than [*****]%; or

(f)     the occurrence and continuation of any Event of Default (as such term is defined in the Indenture);

(h)      the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance shall not be paid in full on the Scheduled Final Payment Date;

(i) an Insolvency Event with respect to Atlanticus Holdings Corporation occurs; or

(j) no Account Owner is originating Receivables for the Issuer;

then, in the case of any event described above other than in subparagraph (f) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee at the direction of the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2018-One Notes or such Holders, by notice then given in writing to the Issuer, the Servicer and the Indenture Trustee may declare that an Early Redemption Event has occurred with respect to Series 2018-One as of the date of such notice, and, in the case of any event described in subparagraph (f), an Early Redemption Event shall occur with respect to Series 2018-One without any notice or other action on the part of the Indenture Trustee or the Series 2018-One Noteholders immediately upon the occurrence of such event, unless such Early Redemption Event is waived by the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2018-One Notes, by notice given in writing to the Indenture Trustee, the Issuer and the Servicer. The Indenture Trustee shall provide prompt written notice to each Rating Agency upon the occurrence and continuation of an Early Redemption Event of which a Responsible Officer of the Indenture Trustee has actual knowledge.

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ARTICLE VII

Administrative Redemption; Series Termination

Section 7.01.     Administrative Redemption.

(a)     On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the Initial Note Principal Balance at any time on or after the Closing Date, the Issuer, at the direction of the Transferor, shall have the option to redeem the Series 2018-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

(b)     The Issuer shall give the Servicer and the Indenture Trustee at least 30 days prior written notice of the date on which the Issuer intends to exercise such redemption option. The Issuer shall deposit the Redemption Amount into the Collection Account in same day funds on the Business Day prior to such scheduled redemption. Such redemption option is subject to payment in full of the Redemption Amount. Following the deposit of the Redemption Amount into the Collection Amount in accordance with the foregoing, the Allocation Amount for Series 2018-One shall be reduced to zero and following the payment in full of such Redemption Amount to the Series 2018-One Noteholders and other parties entitled to any of such amount, the Series 2018-One Noteholders shall have no further interest in the Trust Estate. The Redemption Amount shall be distributed as set forth in subsection 8.01(b).

Section 7.02.     Repayment.

The Series 2018-One Notes shall be due and payable in full on the Stated Maturity Date.

ARTICLE VIII

Redemption of Series 2018-One Notes; Final Distributions

Section 8.01.     Sale of Receivables or Redemption of the Notes pursuant to Section 2.04(c) or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.17 of the Indenture and Section 7.01 of this Supplement.

(a)     The amount to be paid by the Transferor with respect to Series 2018-One in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.04(c) of the Transfer and Servicing Agreement shall equal the Redemption Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(ii)     The amount to be paid by the Transferor with respect to Series 2018-One in connection with any purchase of the Notes, pursuant to the exercise of a right of first refusal contained in Section 8.01 of the Transfer and Servicing Agreement shall be an amount equal to the Redemption Amount for the Distribution Date of any such purchase.

(b)     With respect to the Redemption Amount deposited into the Collection Account pursuant to Section 7.01 or subsection 8.01(a) or any amounts allocable to the Series 2018-One Notes deposited into the Collection Account pursuant to Sections 5.05 and 5.17 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 2:30 p.m., New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in same day funds solely in accordance with the Monthly Servicer Statement:

i.

the Class A Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date, (C) any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders;

ii.

the Class B Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date, (C) any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class B Noteholders;

iii.

the Class C Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, (C) any Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders;

iv.

the Series 2018-One Monthly Fees previously due but not distributed shall be distributed to the Paying Agent for payment to the Servicer, the Backup Servicer, the Indenture Trustee, the Owner Trustee and the Seller; and

(c)     Notwithstanding anything to the contrary in this Supplement or the Indenture, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 2018-One Noteholders shall be deemed distributed in full to the Series 2018-One Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and the Series 2018-One Notes shall be deemed to be no longer Outstanding as such term is defined in Section 1.01 of the Indenture.

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ARTICLE IX

The Series 2018-One Notes; Covenants; Event of Default

Section 9.01.     Form of Delivery of Series 2018-One Notes; Denominations.

(a)     The Series 2018-One Notes shall be substantially in the form attached hereto as Exhibits A-1, A-2, A-3, B-1, B-2, B-3, C-1, C-2, and C-3, respectively. The Class A Global Notes and the Class B Global Notes shall be delivered as Book-Entry Notes in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class C Global Notes shall be delivered as Book-Entry Notes in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Indenture Trustee shall authenticate the Series 2018-One Notes upon the written order of the Issuer as provided in Section 2.03 of the Indenture.

(b)     The Depositary for the Class A Global Notes, the Class B Global Notes and the Class C Global Notes shall be The Depository Trust Company and the Class A Global Notes, the Class B Global Notes and the Class C Global Notes shall be initially registered in the name of Cede & Co., its nominee, and will initially be held by the Indenture Trustee as custodian for The Depository Trust Company.

(c)     Holders of a beneficial interest in Class A Notes and Class B Notes sold in reliance on Regulation S as Temporary Regulation S Global Notes are prohibited from receiving distributions or from exchanging beneficial interests in such Temporary Regulation S Global Notes for Permanent Regulation S Global Notes until the later of (i) the expiration of the Distribution Compliance Period (the “Release Date”) and (ii) the furnishing of a certificate, substantially in the form of Exhibit G attached hereto, certifying that the beneficial owner of the Temporary Regulation S Global Note is a non-United States Person (a “Regulation S Certificate”) as provided in Section 9.07.

Section 9.02.     Private Placement of Securities.

The Series 2018-One Notes have not been registered under the Securities Act or any state securities law. No transfer of any Series 2018-One Note shall be made except in accordance with Sections 9.03 and 9.04 of this Supplement. The Series 2018-One Notes shall bear a legend to the effect set forth in Exhibits A-1, A-2, A-3, B-1, B-2, B-3 and C-1. Neither the Issuer nor the Indenture Trustee is obligated to register the Series 2018-One Notes under the Securities Act or to take any other action not otherwise required under this Supplement or the Indenture to permit the transfer of the Series 2018-One Notes without registration.

Section 9.03.     Representations, Warranties and Agreements of Noteholders.

Each purchaser of a Class A Note, Class B Note or Class C Note will be deemed to have acknowledged, represented, warranted and agreed by its purchase of a Class A Note, Class B Note or Class C Note, as follows:

(a)     that (A) (i) it is QIB, (ii) it is aware that the sale to it is being made in reliance on Rule 144A and, if it is acquiring such Class A Note, Class B Note or Class C Note or any interest or participation therein for the account of another QIB, such other QIB is aware that the sale is being made in reliance on Rule 144A and (iii) it is acquiring its Class A Note, Class B Note or Class C Note for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such Class A Note, Class B Note or Class Note for the purchaser and for each such account, or (B) with respect to Class A Notes or Class B Notes only, it is not a U.S. Person and is purchasing its Class A Note or Class B Note or any interest or participation therein in an offshore transaction meeting the requirements of Rules 903 and 904 of Regulation S;

(b)     it will hold each Class A, Class B or Class C Note, as applicable, in a principal amount of not less than the minimum denomination of such Class A Note, Class B Note or Class C Note for the purchaser and for each such account, and with respect to the Class C Notes, it will not sell, assign, transfer, pledge or otherwise dispose of any Class C Note or beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any such Class C Note or beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any person in the Class C Note would be in an amount that is less than the minimum denomination for such Notes as set forth in the Indenture;

(c)     it understands that each Class A Note, Class B Note or Class C Note will bear a legend set forth on the forms of the Class A Global Notes, the Class B Global Notes and the Class C Global Notes included as Exhibits A-1, A-2, A-3, B-1, B-2, B-3 or C-1;

(d)     it understands that the Class A Notes, Class B Notes or Class C Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that it will not pledge, re-offer or resell or otherwise transfer any Class A Note, Class B Note or Class C Note or any interest therein except (i) to the Issuer, (ii) inside the United States in accordance with Rule 144A to a person who the seller reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the re-offer, resale, pledge or transfer is being made in reliance on Rule 144A or (iii) with respect to Class A Notes or Class B Notes only, outside the United States in an offshore transaction in accordance with Rule 903 or 904 of Regulation S, in each case in compliance with all applicable state securities or “blue sky” laws;

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(e)     it understands that an investment in a Class A Note, Class B Note or Class C Note involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. It has had access to such financial and other information concerning the Indenture Trustee, the Note Registrar, the Paying Agent, the Seller, the Servicer, the Issuer, the Receivables and the Series 2018-One Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of a Class A Note, Class B Note or Class C Note, including an opportunity to ask questions of and request information from the Issuer and the Servicer. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in a Class A Note, Class B Note or Class C Note, and it and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment.

(f)     if it is acquiring its Class A Note or Class B Note or any interest or participation therein in an “offshore transaction” (as defined in Regulation S), it acknowledges that its Class A Note or Class B Note initially will be represented by the Temporary Regulation S Global Note and that transfers thereof or any interest or participation therein are restricted as provided herein and in the Indenture; if it is a QIB, it acknowledges that the Class A Notes, the Class B Notes or the Class C Notes offered in reliance on Rule 144A will be represented by the Rule 144A Global Note and that transfers thereof or any interest or participation therein are restricted as provided herein and in Section 9.01(a);

(g)      (i) it understands that none of the Issuer, the Servicer, the Note Registrar, the Paying Agent, nor the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the purchaser, (ii) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Servicer, the Note Registrar, the Paying Agent or the Indenture Trustee, (iii) none of the Issuer, the Servicer, the Note Registrar, the Paying Agent nor the Indenture Trustee has given it (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Notes, (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Note Registrar, the Paying Agent or the Indenture Trustee, (v) it has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions, (vi) the transferee is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (vii) it is a sophisticated investor familiar with transactions similar to its investment in the a Class A Note, Class B Note or Class C Note;

(h)     (i) if it is acquiring (and any fiduciary acting on its behalf) a beneficial interest in a Class A Note or Class B Note, so long as it holds such Class A Note or Class B Note (or a beneficial interest therein) either (A) it is not (and will not be) a Plan (as defined in Section 4975(e)(1) of the Code), and that it is not (and will not be) acquiring or holding such Class A Note or Class B Note (or any interest therein) on behalf of, or with, the assets of, a Plan, or (B)(1) such Note is rated at least “BBB-” or its equivalent by a nationally recognized statistical rating organization at the time of purchase or transfer and (2) its acquisition, holding and disposition of such Note (or any interest therein) will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any similar law; if it is acquiring (and any fiduciary acting on its behalf) a beneficial interest in a Class C Note, so long as it holds such Class C Note (or a beneficial interest therein), it is not (and will not be) a Plan and it is not (and will not be) acquiring or holding such Class C Note (or any interest therein) on behalf of, or with, the assets of, a Plan.

(i)      with respect to a purchaser of Class C Note, (i) it is not, and will not become, a partnership, a corporation taxed under Subchapter S of the Code or a grantor trust for U.S. federal income tax purposes (or a disregarded entity the single owner of which is any of the foregoing) or (ii) is such an entity, but (x) no more than 50% of the value of any of the direct or indirect beneficial interests in such purchaser (or in the case of a disregarded entity, the interests of its single owner) is or will be attributable to such transferee’s (or in the case of a disregarded entity, the single owner’s) interest in the Class C Notes and (y) it is not and will not be a principal purpose of the arrangement involving such entity’s beneficial interest in any Class C Notes to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code. Furthermore, it will not acquire or transfer any Class C Note (or any interest therein) or cause any Class C Note (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. If any Class C Note held by a purchaser is required to be treated other than as described in Section 3.16 of the Indenture, then the purchaser, or, if different, the beneficial owner of such Class C Note, shall agree to the designation of the Seller as the partnership representative of any partnership in which such holder or beneficial owner is deemed to be a partner under Section 6223(a) of the Amended Partnership Audit Rules and any applicable Treasury Regulations thereunder.

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(j)     (i) Each holder or beneficial owners of a Class C Note shall provide to the Indenture Trustee on behalf of the Issuer any further information required by the Issuer to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226(a) of the Amended Partnership Audit Rules, it hereby appoints the holder as the agent of any beneficial owner which is not the holder of such Class C Note for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Amended Partnership Audit Rules and (ii) to the extent applicable, each holder of a Class C Note and, if different, each beneficial owner of a Class C Note shall hold the Issuer and its Affiliates harmless for any losses (x) resulting from a beneficial owner of a Class C Note not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Amended Partnership Audit Rules or (y) that the Issuer or its affiliates may suffer due to actions it takes with respect to and to comply with the rules under Sections 6221 through 6241 of the Amended Partnership Audit Rules.

(k)     it acknowledges that it is not acquiring any Class A Note, Class B Note or Class C Note with a view to the resale, distribution, or other disposition thereof in violation of the Securities Act;

(l)     it acknowledges that the Class A Notes, the Class B Notes and the Class C Notes do not represent deposits with or other liabilities of the Indenture Trustee, the Servicer, the Note Registrar, the Paying Agent or any entity related to any of them (other than the Issuer) or any other purchaser of the Class A Notes, the Class B Notes and the Class C Notes and unless otherwise expressly provided in the Indenture, each of the Indenture Trustee, the Servicer, any entity related to any of them and any other purchaser of Series 2018-One Notes will not, in any way, be responsible for or stand behind the capital value or the performance of the Series-2018-One Notes or the assets held by the Issuer; it acknowledges that acquisition of Notes involves investment risks including prepayment and interest rate risks, possible delay in repayment and loss of income and principal invested;

(m)     it acknowledges that transfers of the Class A Notes, the Class B Notes or the Class C Notes or any interest or participation therein shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Supplement and the Indenture and shall provide notice to each person to whom it proposes to transfer any interest in the of the Class A Notes, the Class B Notes or the Class C Notes of the restrictions application hereto and the representations set forth herein and in the Indenture;

(n)     it acknowledges that the Indenture Trustee, the Issuer, the Servicer, the Transferor and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations, warranties and agreements, and agrees that if any of the foregoing acknowledgements, representations, warranties and agreements made by it are no longer accurate, it promptly notify the Issuer and the Indenture Trustee. If it is acquiring any Class A Note, Class B Note or Class C Note as a fiduciary or agent for one or more investor accounts, it will be deemed to have represented that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations, warranties and agreements on behalf of each such account; and

Any transfer, resale, pledge or other transfer of the Class A Notes, the Class B Notes or the Class C Notes contrary to the restrictions set forth above and in this Supplement and the Indenture shall be deemed void ab initio by the Indenture Trustee, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee, the Note Registrar or any intermediary. If at any time the Issuer determines or is notified that holder of a Series 2018-One Note or a beneficial owner of a Series 2018-One Note, as the case may be, was in breach, at the time given, of any of the representations set forth herein, the Issuer may consider the acquisition of such Series 2018-One Note or such beneficial interest in such Series 2018-One Note void ab initio and require that such Series 2018-One Note or such beneficial interest therein be transferred to a person designated by the Issuer. If the transferee fails to transfer such Series 2018-One Note or such beneficial interests in such Series 2018-One Note within 30 days after notice of the voided transfer, then the Issuer shall cause such holder’s interest or beneficial owner’s interest in such Series 2018-One Note to be transferred in a commercially reasonable sale arranged by the Issuer (conducted by the Issuer or an agent of the Issuer in accordance with Section 9-610(b) of the UCC as applied to securities that are sold on a recognized market or that may decline speedily in value) to a person that certifies to the Indenture Trustee, the Note Registrar and the Issuer, in connection with such transfer, that such person is a QIB. As used in this Section 9.03, the terms “United States” and “U.S. persons” have the respective meanings given them in Regulation S.

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Section 9.04.     Transfer Restrictions.

(a)      No Class A Note, Class B Note or Class C Note may be transferred unless it is transferred in compliance with Section 9.03 and (i) to the Issuer, (ii) pursuant to Rule 144A under the Securities Act, or (iii) with respect to Class A Notes or Class B Notes only, to persons other than U.S. Persons in offshore transactions pursuant to Regulation S under the Securities Act and, in each case, in compliance with any applicable state securities or “blue sky” laws.

(b)     No transfer of Class C Notes (or any interest therein) will be permitted to the extent that such transfer could cause the number of direct or indirect holders of an interest in the Series 2018-One Notes (and any other interests in the Issuer other than the Series 2018-One Notes) to exceed a number equal to 66 persons. The Note Registrar shall have the duty and obligation to ascertain the number of direct or indirect holders of an interest in the Class C Notes.

(c)     No Class C Note may be transferred unless the transferee Class C Noteholder has delivered to the Issuer, Indenture Trustee and the Note Registrar a letter substantially in the form attached hereto as Exhibit D (a “Transferee Letter”).

Section 9.05.     Regulation S Global Notes.

(a)     Class A Notes and Class B Notes issued in reliance on Regulation S will initially be in the form of a Temporary Regulation S Global Note. Any interest in a Class A Note or a Class B Note evidenced by the Temporary Regulation S Global Note is exchangeable for an interest in a Permanent Regulation S Global Note upon the later of (i) the Release Date and (ii) the furnishing of a Regulation S Certificate.

(b)     On or prior to the Release Date, each beneficial owner of a Temporary Regulation S Global Note shall deliver to the Euroclear Operator or Clearstream (as applicable) a Regulation S Certificate; provided, however, that any beneficial owner of a Temporary Regulation S Global Note on the Release Date or on any Distribution Date that has previously delivered a Regulation S Certificate hereunder shall not be required to deliver any subsequent Regulation S Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, in which case such beneficial owner shall promptly notify the Euroclear Operator or Clearstream, as applicable, thereof and shall deliver an updated Regulation S Certificate). The Euroclear Operator and/or Clearstream, as applicable, shall deliver to the Paying Agent or the Indenture Trustee a certificate substantially in the form of Exhibit F (a “Non-U.S. Certificate”) attached hereto promptly upon the receipt of each such Regulation S Certificate, and no such beneficial owner (or transferee from such beneficial owner) shall be entitled to receive an interest in a Permanent Regulation S Global Note or any payment of principal or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Note prior to the Paying Agent or the Indenture Trustee receiving such Non-U.S. Certificate from the Euroclear Operator or Clearstream with respect to the portion of the Temporary Regulation S Global Note owned by such beneficial owner (and, with respect to an interest in the Permanent Regulation S Global Note, prior to the Release Date).

(c)     Any payments of principal of, interest on or any other payment on a Temporary Regulation S Global Note received by the Euroclear Operator or Clearstream with respect to any portion of such Regulation S Global Note owned by a beneficial owner of a Class A Global Note or Class B Global Note that has not delivered the Regulation S Certificate required by this Section 9.05 shall be held by the Euroclear Operator and Clearstream solely as agents for the Paying Agent and the Indenture Trustee. The Euroclear Operator and Clearstream shall remit such payments to the applicable beneficial owner of a Class A Global Note or a Class B Global Note (or to a Euroclear System or Clearstream member on behalf of such beneficial owner of a Class A Global Note or a Class B Global Note) only after the Euroclear Operator or Clearstream has received the requisite Regulation S Certificate. Until the Paying Agent or the Indenture Trustee has received a Non-U.S. Certificate from the Euroclear Operator or Clearstream, as applicable, the Paying Agent or the Indenture Trustee may revoke the right of the Euroclear Operator or Clearstream, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Note. If the Paying Agent or the Indenture Trustee exercises its right of revocation pursuant to the immediately preceding sentence, the Euroclear Operator or Clearstream, as applicable, shall return such payments to the Paying Agent or the Indenture Trustee and the Indenture Trustee shall hold such payments in the Collection Account until the Euroclear Operator or Clearstream, as applicable, has provided the necessary Non-U.S. Certificates to the Paying Agent or the Indenture Trustee (at which time the Paying Agent shall forward such payments to the Euroclear Operator or Clearstream, as applicable, to be remitted to the beneficial owner of a Class A Global Note or a Class B Global Note that is entitled thereto on the records of the Euroclear Operator or Clearstream (or on the records of their respective members)).

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(d)     Each beneficial owner of a Class A Global Note or a Class B Global Note with respect to a Temporary Regulation S Global Note shall exchange its interest therein for an interest in a Permanent Regulation S Global Note on or after the Release Date upon furnishing to the Euroclear Operator or Clearstream (as applicable) the Regulation S Certificate and upon receipt by the Paying Agent or the Indenture Trustee, as applicable, of the Non-U.S. Certificate from the Euroclear Operator or Clearstream, as applicable, in each case pursuant to the terms of this Section 9.07. On and after the Release Date, upon receipt by the Paying Agent or the Indenture Trustee of any Non-U.S. Certificate from the Euroclear Operator or Clearstream described in the immediately preceding sentence (i) with respect to the first such certification, the Issuer shall execute, upon receipt of an order to authenticate, and the Indenture Trustee shall authenticate the applicable Permanent Regulation S Global Note and (ii) with respect to the first and all subsequent certifications, the Indenture Trustee shall exchange on behalf of the applicable beneficial owners the portion of the applicable Temporary Regulation S Global Note covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Note. Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Indenture Trustee shall endorse on the schedules affixed to each of such Regulation S Global Notes (or on continuations of such schedules affixed to each of such Regulation S Global Notes and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note pursuant to clause (x) above.

(e) The Series 2018-One Notes will be issued as Definitive Notes to beneficial owners of the Series 2018-One Notes or their nominees, rather than to DTC or its nominee, upon the occurrence of any of the following:

(i)

the Issuer advises the Indenture Trustee that DTC, Euroclear or Clearstream, as applicable, is no longer willing or able to discharge properly its responsibilities as depository with respect to the Series 2018-One Notes and the Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor;

(ii)

the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through DTC, Euroclear or Clearstream, as applicable, with respect to the Series 2018-One Notes; or

(iii)

after the occurrence of a Servicer Default or an Event of Default, beneficial owners representing not less than 50% of the outstanding principal amount of the Series 2018-One Notes advise the Indenture Trustee through DTC, Euroclear or Clearstream, as applicable, in writing that the continuation of a book-entry system is no longer in the best interest of the beneficial owners of the Series 2018-One Notes.

Upon the occurrence of any such event, the Indenture Trustee shall notify all beneficial owners of the Series 2018-One Notes through DTC, Euroclear or Clearstream, as applicable, of the availability of Definitive Notes. Upon surrender by DTC of the definitive instrument representing the Series 2018-One Notes and instructions for re-registration, the Issuer shall execute and the Indenture Trustee shall authenticate the Series 2018-One Notes as Definitive Notes. Thereafter the Indenture Trustee shall recognize the registered holders of those Definitive Notes as Noteholders for all purposes under the Indenture.

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Section 9.06.     Special Transfer Provisions.

(a)     If a holder of a beneficial interest in the Rule 144A Global Note wishes at any time to exchange its interest in the Rule 144A Global Note for an interest in the Regulation S Global Note, or to transfer its interest in the Rule 144A Global Note to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Note, such holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the Clearing Agency’s procedures from or on behalf of a beneficial owner of the Rule 144A Global Note, directing the Indenture Trustee (via DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, (2) a written order in accordance with the Clearing Agency’s procedures containing information regarding the Euroclear System or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate given by such beneficial owner stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, the Indenture Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Clearing Agency (via DWAC), its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred from the relevant participant, and the Indenture Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be the Euroclear Operator or Clearstream or another agent member of the Euroclear System or Clearstream, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note. Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the certificate evidencing the Class A Global Notes, the Class B Global Notes and the Class C Global Notes.

(b)     If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note. Upon receipt by the Indenture Trustee, as transfer agent, of (1) instructions given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, from or on behalf of a beneficial owner of the Regulation S Global Note directing the Indenture Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such beneficial owner stating that the person transferring such interest in such Regulation S Global Note reasonably believes that the person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note. After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of this Section 9.08(b) will no longer apply to such exchanges and transfers. Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the certificate evidencing the Class A Global Notes, the Class B Global Notes or the Class C Global Notes.

(c)     Any beneficial interest in one of the Class A Global Notes, Class B Global Notes or Class C Global Notes that is transferred to a person who takes delivery in the form of an interest in the other Class A Global Note, Class B Global Note or Class C Global Note will, upon transfer, cease to be an interest in such Class A Global Note, Class B Global Note or Class C Global Note and become an interest in the other Class A Global Note, Class B Global Note or Class C Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Class A Global Note, Class B Global Note or Class C Global Note for as long as it remains such an interest.

(d)     Until the later of the Release Date and the provision of the certifications required by Section 9.05, beneficial interests in a Regulation S Global Note may only be held through the Euroclear System or Clearstream or another agent member of the Euroclear System or Clearstream acting for and on behalf of them. During the Distribution Compliance Period, interests in the Regulation S Global Note may be exchanged for interests in the Rule 144A Global Note only in accordance with the certification requirements described above.

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Section 9.07.     Withholding.

Prior to the first Distribution Date, and at any subsequent time as required by applicable Requirements of Law, (i) each holder of a Series 2018-One Note shall deliver to the Paying Agent and the Issuer a correct, complete and properly executed U.S. IRS Form W-9, W-8BEN, W-8BEN-E, W-8ECI, W-8IMY (with applicable supporting documentation) or W-8EXP, or any successor form, as applicable (“Noteholder Tax Identification Information”) and (ii) each holder of a Series 2018-One Note shall deliver to the Paying Agent and the Issuer any documentation that is required under FATCA or is otherwise necessary (in the sole determination of the Issuer, the Paying Agent and the Indenture Trustee or other agent of the Issuer, as applicable) to enable the Issuer, the Paying Agent and any other agent of the Issuer to comply with their obligations under FATCA and to determine that such holder of a Series 2018-One Note (or holder of any beneficial interest in a Series 2018-One Note) has complied with its obligations under FATCA, or to determine the amount to deduct and withhold from a payment (“Noteholder FATCA Information”).

Each holder of a Series 2018-One Note or an interest therein, by acceptance of such Series 2018-One Note or such interest in such Series 2018-One Note, will be deemed to have agreed to provide the Issuer, the Paying Agent and the Indenture Trustee with the Noteholder Tax Identification Information and, to the extent applicable, the Noteholder FATCA Information.  In addition, each holder of a Series 2018-One Note or an interest therein will be deemed to understand that the Indenture Trustee, the Paying Agent and any other agent of the Issuer may withhold interest and principal payable with respect to a Series 2018-One Note (without any corresponding gross-up) on any holder of a Series 2018-One Note or beneficial owner of an interest in a Series 2018-One Note that fails to comply with the foregoing requirements.

ARTICLE X

Miscellaneous Provisions

Section 10.01.     Ratification of Agreement. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 10.02.     Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 10.03.     Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 9.03 SHALL AFFECT THE RIGHT OF ANY PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 10.04.     Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement, (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any Indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other document to which the Issuer is a party.

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Section 10.05.     Additional Covenants.

(a) So long as the Series 2018-One Notes remain Outstanding, the Discount Option shall not be reduced below [*****]%.

(b) On each Measurement Date, the Servicer shall determine the Series Required Transferor Amount and the Adjusted Transferor Amount as of the last day of the related Monthly Period. Notwithstanding anything in the Transaction Documents to the contrary, if the Servicer determines that the Adjusted Transferor Amount is less than the Series Required Transferor Amount, the Transferor shall cause to be designated additional Eligible Accounts to be included as Accounts in a sufficient amount such that the Adjusted Transferor Amount is at least equal to the Series Required Transferor Amount. Receivables from such additional Eligible Accounts shall be transferred to the Issuer on or before the Distribution Date occurring in the next Monthly Period.

Section 10.06.     Excess Concentration Amount.

(a) As of the first day of any Monthly Period, an amount of Principal Receivables equal to the sum, without duplication, of the following amounts shall constitute the “Excess Concentration Amount” for such Monthly Period:

(i) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors have no FICO Score or a FICO Score of less than [*****] exceeds [*****]% of the aggregate amount of Eligible Receivables;

(ii) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors have no FICO Score or a FICO Score of less than [*****] exceeds [*****]% of the aggregate amount of Eligible Receivables;

(iii) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors have no FICO Score or a FICO Score of less than [*****] exceeds [*****]% of the aggregate amount of Eligible Receivables;

(iv) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors have no FICO Score or a FICO Score of less than [*****] exceeds [*****]% of the aggregate amount of Eligible Receivables;

(v) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors have no FICO Score or a FICO Score of less than [*****] exceeds [*****]% of the aggregate amount of Eligible Receivables;

(vi) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors have no FICO Score or a FICO Score of less than [*****] exceeds [*****]% of the aggregate amount of Eligible Receivables;

(vii) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which the sector is home improvement – in store exceeds [*****]% of the aggregate amount of Eligible Receivables;

(viii) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which the sector is home improvement – in home exceeds [*****]% of the aggregate amount of Eligible Receivables;

 (ix) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which the sector is furniture exceeds [*****]% of the aggregate amount of Eligible Receivables;

(x) the aggregate amount of all Principal Receivables that cause the weighted average annual percentage rate of interest of all Eligible Accounts to be less than [*****]%;

(xi) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which the Obligors reside in the state with the highest number of Accounts exceeds [*****]% of the aggregate amount of Eligible Receivables;

(xii) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors reside in the state with the second highest number of Accounts exceeds [*****]% of the aggregate amount of Eligible Receivables;

(xiii) the aggregate amount of all Principal Receivables that constitute Eligible Receivables with the same industry sector for which the sector is other than those named above exceeds [*****]% of the aggregate amount of Eligible Receivables;

(xiv)  the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors reside in any single state (other than the states described in (xi) and (xii)  above) exceeds [*****]% of the aggregate amount of Eligible Receivables;

(xv) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which Obligors reside in the State of Colorado and whose APR is greater than the maximum rate of interest permitted by the State of Colorado exceeds [*****]% of the aggregate amount of Eligible Receivables; and

(xvi) the aggregate amount of all Principal Receivables that constitute Eligible Receivables for which the related Obligor was a resident of the State of New York, the State of Connecticut, or the State of Vermont as of the time of such Receivable’s creation exceeds [*****]% of the aggregate amount of all Principal Receivables that constitute Eligible Receivables.

(b) At the option of the Transferor, any Receivables which constitute Excess Concentration Amounts shall be treated as Ineligible Receivables in accordance with Section 2.05 of the Transfer and Servicing Agreement.

Section 10.07.        The Indenture Trustee. The Indenture Trustee shall be entitled to the same rights, protections and indemnities under this Supplement that it is provided under the Indenture.

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST,

Issuer

By: Wilmington Trust, National association

not in its individual capacity, but solely

as Owner Trustee

By:     /s/Nedine P Sutton

Name: Nedine P. Sutton

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity, but solely as

Indenture Trustee

By:     /s/Mirtza J. Escobar

Name: Mirtza J. Escobar

Title: Vice President

ACCESS FINANCING, LLC,

Servicer

By:     /s/Brian Stone

Name:     Brian Stone

Title:     President

For purposes of Section 10.05 and 10.06 only:

FRC Funding Corporation

As Transferor

By: /s/Joshua C. Miller

Name: Joshua C. Miller

Title: Assistant Secretary

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

TABLE OF CONTENTS
Page
ARTICLE I
Creation of the Series 2018-One Notes
Section 1.01.	Designation
ARTICLE II
Definitions
Section 2.01.	Definitions
ARTICLE III
Fees
Section 3.01.	Servicing Compensation; Backup Servicing Fee
ARTICLE IV
Rights of Series 2018-One Noteholders and Allocation and Application of Collections
Section 4.01.	Collections and Allocations
Section 4.02.	Determination of Monthly Interest
Section 4.03.	Required Amounts
Section 4.04.	Application of Available Finance Charge Collections and Available Principal Collections
Section 4.05.	Defaulted Amounts; Reduction Amounts
Section 4.06	Reallocated Principal Collections
Section 4.07.	Series 2018-One Distribution Account
Section 4.08.	Spread Account
Section 4.09.	Optional Redemption
ARTICLE V
Distributions and Reports to Series 2018-One Noteholders
Section 5.01.	Distributions
Section 5.02.	Reports and Statements to Series 2018-One Noteholders
ARTICLE VI
Early Redemption Events; Events of Default
Section 6.01.	Early Redemption Events
ARTICLE VII
Administrative Redemption; Series Termination
Section 7.01.	Administrative Redemption
Section 7.02.	Repayment
ARTICLE VIII
Redemption of Series 2018-One Notes; Final Distributions
Section 8.01.

    Sale of Receivables or Redemption of the Notes pursuant to Section 2.04(c) or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.17 of the Indenture and Section 7.01 of this Supplement

ARTICLE IX
The Series 2018-One Notes; Covenants; Event of Default
Section 9.01.	Form of Delivery of the Series 2018-One Notes; Denominations
Section 9.02.	Private Placement of Securities
Section 9.03.	Representations and Warranties of Noteholders
Section 9.04.	Transfer Restrictions
Section 9.05.	Regulation S Global Notes
Section 9.06.	Special Transfer Provisions
ARTICLE X
Miscellaneous Provisions
Section 10.01.	Ratification of Agreement
Section 10.02.	Counterparts
Section 10.03.	Governing Law
Section 10.04.	Limitation of Liability
Section 10.05.	Additional Covenants
Section 10.06.	Excess Concentration Amounts

Exhibit A-1

FORM OF CLASS A SERIES 2018-ONE ASSET BACKED

RULE 144A GLOBAL NOTE

THIS CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS A NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CLASS A NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, (2) TO PERSONS THAT ARE NOT “U.S. PERSONS” AS DEFINED UNDER REGULATION S OF THE SECURITIES ACT PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, OR (3) TO ISSUER OR ANY OF ITS AFFILIATES AND BY ISSUER OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE NOTES BY ISSUER OR ANY OF ITS AFFILIATES AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS CLASS A NOTE OR SUCH BENEFICIAL INTEREST HEREIN WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS A NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND ISSUER MAY REQUIRE THAT THIS CLASS A NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

A-1-1

BY YOUR ACQUISITION OF THIS CLASS A NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT EITHER (A) YOU ARE NOT (AND WILL NOT BE) A BENEFIT PLAN INVESTOR (AS DEFINED BELOW) OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN INVESTOR OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW OR (B)(1) THIS CLASS A NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS A NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN INVESTOR” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, AND “SIMILAR LAW” MEANS ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-1-2

                                                                                                                        up to $____________

No. R-_

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. _______________

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OR JOIN IN ANY INSTITUTION AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OF ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

A-1-3

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

CLASS A SERIES 2018-ONE ASSET BACKED NOTES

Fortiva Retail Credit Master Note Business Trust, a Nevada business trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of UP TO _____________________ DOLLARS ($___________) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A Notes pursuant to Section 4.04 of the Indenture Supplement.  The entire unpaid principal amount of this Class A Note shall be due and payable on the Stated Maturity Date.  The principal sum of the Rule 144A Global Notes and the Regulation S Global Notes shall not exceed $___________ (unless otherwise permitted pursuant to the Indenture).  The Issuer will pay interest on the Class A Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Indenture Supplement.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-1-4

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

FORTIVA RETAIL CREDIT MASTER NOTE

BUSINESS TRUST,

                                                            as Issuer

By:   WILMINGTON TRUST, NATIONAL
         ASSOCIATION,

         not in its individual capacity

         but solely as Owner Trustee

         under the Trust Agreement

By:  _____________________________

Name:

Title:

  Date:  November ____, 2018

A-1-5

AUTHENTICATION AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity

         but solely as Indenture Trustee

By:

      Name:

      Title:

                                                                   Date:  November ____, 2018

A-1-6

[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class A Series 2018-One Asset Backed Notes (herein called the “Class A Notes”), all issued under a Master Indenture, dated as of November 9, 2018 (such indenture, as amended to the date hereof and as supplemented by the Series 2018-One Indenture Supplement, dated as of November 9, 2018, among the parties to the Master Indenture (the “Indenture Supplement”), is herein called the “Indenture”), among the Issuer, Access Financing, LLC, a Georgia limited liability company, as Servicer, and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A Notes.  The Class A Notes are subject to all terms of the Indenture.  All terms used in this Class A Note that are not defined herein shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended.

The Class A Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

Payments of interest on and principal of this Class A Note due and payable on any Distribution Date, to the extent not in full payment of this Class A Note, shall be made by wire transfer to the Person whose name appears as the registered Holder of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date (the “Registered Holder”), except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such wire transfer shall be made to the Person entitled thereto at the account specified by such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment.  Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.   Any final payment shall be made in accordance with the provisions of the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Note Registrar may reasonably require, and thereupon one or more new Notes of the same Series of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

A-1-7

Upon any redemption, purchase, exchange or cancellation of any of the Class A Notes represented by this Rule 144A Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Rule 144A Global Note and the Class A Notes represented by this Rule 144A Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Noteholder or beneficial owner, by acceptance of a Class A Note or, in the case of a beneficial owner, a beneficial interest in a Class A Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee, the Paying Agent, the Note Registrar and any agent of the foregoing shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of not less than a majority of Holders of the Class A Notes.  The Indenture also contains provisions permitting the Holders of Series 2018-One Notes representing specified percentages of the aggregate principal balance of the Series 2018-One Notes, on behalf of the Holders of all the Series 2018-One Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Class A Note (or any one of more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.  The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

A-1-8

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to its conflict of law principles.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class A Note or the Indenture.  The Holder of this Class A Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note.

It is expressly understood and agreed that (a) this Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement,  (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other document to which the Issuer is a signatory.

A-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                                                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

 *

            Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-10

SCHEDULE A

SCHEDULE OF EXCHANGES BETWEEN THE REGULATION S GLOBAL
NOTE AND THIS RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Rule 144A Global Note, or redemptions, purchases or cancellations of this Rule 144A Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Rule 144A Global Note due to exchanges between the Regulation S Global Note and this Rule 144A Global Note	Remaining principal amount of this Rule 144A Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________

A-1-11

Exhibit A-2

FORM OF CLASS A SERIES 2018-ONE ASSET BACKED TEMPORARY REGULATION S GLOBAL NOTE

THIS CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS A NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, (1) IN THE UNITED STATES OR TO A PERSON THAT IS A “U.S. PERSON” (AS DEFINED UNDER REGULATION S OF THE SECURITIES ACT (“REGULATION S”), A “U.S. PERSON”) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OTHER THAN A DISTRIBUTOR (AS DEFINED UNDER REGULATION S) AND (2) OTHER THAN IN ACCORDANCE WITH RULE 903 OR 904 UNDER REGULATION S AND (B) OTHER THAN IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS A NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND ISSUER MAY REQUIRE THAT THIS CLASS A NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

BY YOUR ACQUISITION OF THIS CLASS A NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT EITHER (A) YOU ARE NOT (AND WILL NOT BE) A BENEFIT PLAN INVESTOR (AS DEFINED BELOW) OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN INVESTOR OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW OR (B)(1) THIS CLASS A NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS A NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN INVESTOR” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, AND “SIMILAR LAW” MEANS ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

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ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

TRANSFERS OF THIS CLASS A NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THIS REGULATION S GLOBAL NOTE IS A BOOK-ENTRY NOTE WHICH IS EXCHANGEABLE FOR INTERESTS IN OTHER BOOK-ENTRY NOTES AND DEFINITIVE NOTES SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE INDENTURE (AS DEFINED HEREIN).

NO BENEFICIAL OWNERS OF THIS CLASS A NOTE WILL BE ENTITLED TO RECEIVE ANY PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE INDENTURE (AS DEFINED HEREIN).

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

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                                                                                                                        Up to $____________

No. R-_

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. _______________
ISIN:  _______________
COMMON CODE:  _______________

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OR JOIN IN ANY INSTITUTION AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OF ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

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FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

CLASS A SERIES 2018-ONE ASSET BACKED NOTES

Fortiva Retail Credit Master Note Business Trust, a Nevada business trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of UP TO ______________________ DOLLARS ($______________) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A Notes pursuant to Section 4.04 of the Indenture Supplement.  The entire unpaid principal amount of this Class A Note shall be due and payable on the Stated Maturity Date.  The aggregate principal sum of the Regulation S Global Notes and the Rule 144A Global Note shall not exceed $_______________.  The Issuer will pay interest on the Class A Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Indenture Supplement.  Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST,

            as Issuer

By:   WILMINGTON TRUST, NATIONAL
ASSOCIATION,

         not in its individual capacity but solely as

         Owner Trustee under the Trust Agreement

By:

      Name:

      Title:

                                                                     Date: November ______, 2018

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AUTHENTICATION AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity

         but solely as Indenture Trustee

By:   ___________________________________

               Name:

               Title:

Date: November ____, 2018

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[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class A Series 2018-One Asset Backed Notes (herein called the “Class A Notes”), all issued under a Master Indenture, dated as of November 9, 2018 (such indenture, as amended to the date hereof and as supplemented by the Series 2018-One Indenture Supplement, dated as of November 9, 2018, among the parties to the Master Indenture (the “Indenture Supplement”), is herein called the “Indenture”), among the Issuer, Access Financing, LLC, a Georgia limited liability company, as Servicer, and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A Notes.  The Class A Notes are subject to all terms of the Indenture.  All terms used in this Class A Note that are not defined herein shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended.

The Class A Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

Payments of interest on and principal of this Class A Note due and payable on any Distribution Date, to the extent not in full payment of this Class A Note, shall be made by wire transfer to the Person whose name appears as the registered Holder of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date (the “Registered Holder”), except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such wire transfer shall be made to the Person entitled thereto at the account specified by such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment.  Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Note Registrar may reasonably require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Any interest in a Class A Note evidenced by this Temporary Regulation S Global Note is exchangeable for an interest in a Permanent Regulation S Global Note upon the later of (i) the Release Date and (ii) the furnishing of a Regulation S Certificate substantially in the form of Exhibit G to the Indenture Supplement.

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On or prior to the Release Date, each beneficial owner of a Temporary Regulation S Global Note shall deliver to the Euroclear Operator or Clearstream (as applicable) a Regulation S Certificate; provided, however, that any beneficial owner of a Temporary Regulation S Global Note on the Release Date or on any Distribution Date that has previously delivered a Regulation S Certificate hereunder shall not be required to deliver any subsequent Regulation S Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, in which case such beneficial owner shall promptly notify the Euroclear Operator or Clearstream, as applicable, thereof and shall deliver an updated Regulation S Certificate).  The Euroclear Operator and/or Clearstream, as applicable, shall deliver to the Paying Agent or the Indenture Trustee a certificate substantially in the form of Exhibit F (a “Non-U.S. Certificate”) to the Indenture Supplement promptly upon the receipt of each such Regulation S Certificate, and no such beneficial owner (or transferee from such beneficial owner) shall be entitled to receive an interest in a Permanent Regulation S Global Note or any payment of principal or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Note prior to the Paying Agent or the Indenture Trustee receiving such Non-U.S. Certificate from the Euroclear Operator or Clearstream with respect to the portion of the Temporary Regulation S Global Note owned by such beneficial owner (and, with respect to an interest in the Permanent Regulation S Global Note, prior to the Release Date).

Any payments of principal of, interest on or any other payment on a Temporary Regulation S Global Note received by the Euroclear Operator or Clearstream with respect to any portion of such Regulation S Global Note owned by a beneficial owner of a Class A Global Note that has not delivered the Regulation S Certificate required by Section 9.05 of the Indenture Supplement shall be held by the Euroclear Operator and Clearstream solely as agents for the Paying Agent and the Indenture Trustee.  The Euroclear Operator and Clearstream shall remit such payments to the applicable beneficial owner of a Class A Global Note (or to a Euroclear System or Clearstream member on behalf of such beneficial owner of a Class A Global Note) only after the Euroclear Operator or Clearstream has received the requisite Regulation S Certificate.  Until the Paying Agent or the Indenture Trustee has received a Non-U.S. Certificate from the Euroclear Operator or Clearstream, as applicable, the Paying Agent or the Indenture Trustee may revoke the right of the Euroclear Operator or Clearstream, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Note.  If the Paying Agent or the Indenture Trustee exercises its right of revocation pursuant to the immediately preceding sentence, the Euroclear Operator or Clearstream, as applicable, shall return such payments to the Paying Agent or the Indenture Trustee and the Indenture Trustee shall hold such payments in the Collection Account until the Euroclear Operator or Clearstream, as applicable, has provided the necessary Non-U.S. Certificates to the Paying Agent or the Indenture Trustee (at which time the Paying Agent shall forward such payments to the Euroclear Operator or Clearstream, as applicable, to be remitted to the beneficial owner of a Class A Global Note that is entitled thereto on the records of the Euroclear Operator or Clearstream (or on the records of their respective members)).

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Each beneficial owner of a Class A Global Note with respect to a Temporary Regulation S Global Note shall exchange its interest therein for an interest in a Permanent Regulation S Global Note on or after the Release Date upon furnishing to the Euroclear Operator or Clearstream (as applicable) the Regulation S Certificate and upon receipt by the Paying Agent or the Indenture Trustee, as applicable, of the Non-U.S. Certificate from the Euroclear Operator or Clearstream, as applicable, in each case pursuant to the terms of Section 9.05 of the Indenture Supplement.  On and after the Release Date, upon receipt by the Paying Agent or the Indenture Trustee of any Non-U.S. Certificate from the Euroclear Operator or Clearstream described in the immediately preceding sentence (i) with respect to the first such certification, the Issuer shall execute, upon receipt of an order to authenticate, and the Indenture Trustee shall authenticate the applicable Permanent Regulation S Global Note and (ii) with respect to the first and all subsequent certifications, the Indenture Trustee shall exchange on behalf of the applicable beneficial owners the portion of the applicable Temporary Regulation S Global Note covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Note.  Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Indenture Trustee shall endorse on the schedules affixed to each of such Regulation S Global Notes (or on continuations of such schedules affixed to each of such Regulation S Global Notes and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note pursuant to clause (x) above.

If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note.  Upon receipt by the Indenture Trustee, as transfer agent, of (1) instructions given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, from or on behalf of a beneficial owner of the Regulation S Global Note directing the Indenture Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such beneficial owner stating that the person transferring such interest in such Regulation S Global Note reasonably believes that the person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.  After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of this paragraph will no longer apply to such exchanges and transfers.  Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the certificate evidencing the Class A Global Notes.

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Until the later of the Release Date and the provision of the certifications required by Section 9.05 of the Indenture Supplement, beneficial interests in a Regulation S Global Note may only be held through the Euroclear System or Clearstream or another agent member of the Euroclear System or Clearstream acting for and on behalf of them.  During the Distribution Compliance Period, interests in the Regulation S Global Note may be exchanged for interests in the Rule 144A Global Note only in accordance with the certification requirements described above.

On any redemption, purchase, exchange or cancellation of any of the Class A Notes represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the Notes represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Noteholder or beneficial owner, by acceptance of a Class A Note or, in the case of a beneficial owner, a beneficial interest in a Class A Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar and any agent of the foregoing shall treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

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The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of a majority of Holders of the Class A Notes.  The Indenture also contains provisions permitting the Holders of Series 2018-One Notes representing specified percentages of the aggregate principal balance of the Series 2018-One Notes, on behalf of the Holders of all the Series 2018-One Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Class A Note (or any one of more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.  The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to its conflict of law principles.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class A Note or the Indenture.  The Holder of this Class A Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note.

It is expressly understood and agreed that (a) this Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement,  (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other document to which the Issuer is a signatory.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

 *

Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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SCHEDULE A

SCHEDULE OF EXCHANGES
FOR NOTES REPRESENTED BY THE TEMPORARY
REGULATION S GLOBAL NOTE OR THE RULE 144A
GLOBAL NOTE, OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Rule 144A Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Rule 144A Global Note due to exchanges between the Regulation S Global Note and this Rule 144A Global Note	Remaining principal amount of this Rule 144A Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________

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Exhibit A-3

FORM OF CLASS A SERIES 2018-ONE ASSET BACKED PERMANENT REGULATION S GLOBAL NOTE

THIS CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS A NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, (1) IN THE UNITED STATES OR TO A PERSON THAT IS A “U.S. PERSON” (AS DEFINED UNDER REGULATION S OF THE SECURITIES ACT (“REGULATION S”), A “U.S. PERSON”) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OTHER THAN A DISTRIBUTOR (AS DEFINED UNDER REGULATION S) AND (2) OTHER THAN IN ACCORDANCE WITH RULE 903 OR 904 UNDER REGULATION S AND (B) OTHER THAN IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS A NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND ISSUER MAY REQUIRE THAT THIS CLASS A NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

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BY YOUR ACQUISITION OF THIS CLASS A NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT EITHER (A) YOU ARE NOT (AND WILL NOT BE) A BENEFIT PLAN INVESTOR (AS DEFINED BELOW) OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN INVESTOR OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW OR (B)(1) THIS CLASS A NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS A NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN INVESTOR” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, AND “SIMILAR LAW” MEANS ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

TRANSFERS OF THIS CLASS A NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

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                                                                                                                        Up to $____________

No. R-_

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. _______________

USIN:  _______________

COMMON CODE:  _______________

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OR JOIN IN ANY INSTITUTION AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

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FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

CLASS A SERIES 2018-ONE ASSET BACKED NOTE

Fortiva Retail Credit Master Note Business Trust, a Nevada business trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of UP TO ____________________ DOLLARS ($________________) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A Notes pursuant to Section 4.04 of the Indenture Supplement.  The entire unpaid principal amount of this Class A Note shall be due and payable on the Stated Maturity Date.  The aggregate principal sum of the Regulation S Global Notes and the Rule 144A Global Note shall not exceed $_____________.  The Issuer will pay interest on the Class A Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Indenture Supplement.  Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST,

            as Issuer

By:   WILMINGTON TRUST, NATIONAL
ASSOCIATION,

         not in its individual capacity but solely as

         Owner Trustee under the Trust Agreement

By:

      Name:

      Title:

                                                                     Date: _______________, _________

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AUTHENTICATION AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity

         but solely as Indenture Trustee

By:   ___________________________________

               Name:

               Title:

Date: ____________, _____

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[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class A Series 2018-One Asset Backed Notes (herein called the “Class A Notes”), all issued under a Master Indenture, dated as of November 9, 2018, (such indenture, as amended to the date hereof and as supplemented by the Series 2018-One Indenture Supplement, dated as of November 9, 2018, among the parties to the Master Indenture (the “Indenture Supplement”), is herein called the “Indenture”), among the Issuer, Access Financing, LLC, a Georgia limited liability company, as Servicer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A Notes.  The Class A Notes are subject to all terms of the Indenture.  All terms used in this Class A Note that are not defined herein shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended.

The Class A Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

Payments of interest on and principal of this Class A Note due and payable on any Distribution Date, to the extent not in full payment of this Class A Note, shall be made by wire transfer to the Person whose name appears as the registered Holder of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date (the “Registered Holder”), except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such wire transfer shall be made to the Person entitled thereto at the account specified by such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment.  Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  Any final payment shall be made in accordance with provisions of the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Note Registrar may reasonably require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

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On any redemption, purchase, exchange or cancellation of any of the Notes represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the Notes represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note.  Upon receipt by the Indenture Trustee, as transfer agent, of (1) instructions given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, from or on behalf of a beneficial owner of the Regulation S Global Note directing the Indenture Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such beneficial owner stating that the person transferring such interest in such Regulation S Global Note reasonably believes that the person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.  After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of this paragraph will no longer apply to such exchanges and transfers.  Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the certificate evidencing the Class A Global Notes.

Each Noteholder or beneficial owner, by acceptance of a Class A Note or, in the case of a beneficial owner, a beneficial interest in a Class A Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

A-3-8

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar and any agent of the foregoing shall treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of a majority of Holders.  The Indenture also contains provisions permitting the Holders of Series 2018-One Notes representing specified percentages of the aggregate principal balance of the Series 2018-One Notes, on behalf of the Holders of all the Series 2018-One Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Class A Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.  The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Class A Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to its conflict of law principles.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture.  The Holder of this Class A Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note.

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It is expressly understood and agreed that (a) this Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement,  (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other document to which the Issuer is a signatory.

A-3-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                                              *

Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-3-11

SCHEDULE A

SCHEDULE OF EXCHANGES BETWEEN THIS PERMANENT REGULATION S GLOBAL
NOTE OR THE RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Permanent Regulation S Global Note or redemptions, purchases or cancellation of this Permanent Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Permanent Regulation S Global Note due to exchanges between the Rule 144A Global Note and this Permanent Regulation S Global Note	Remaining principal amount of this Permanent Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

___________	________________	______________	_____________
___________	________________	______________	_____________
___________	________________	______________	_____________

A-3-12

Exhibit B-1

FORM OF CLASS B SERIES 2018-ONE ASSET BACKED

RULE 144A GLOBAL NOTE

THIS CLASS B NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS B NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CLASS B NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, (2) TO PERSONS THAT ARE NOT “U.S. PERSONS” AS DEFINED UNDER REGULATION S OF THE SECURITIES ACT PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, OR (3) TO ISSUER OR ANY OF ITS AFFILIATES AND BY ISSUER OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE NOTES BY ISSUER OR ANY OF ITS AFFILIATES AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS CLASS B NOTE OR SUCH BENEFICIAL INTEREST HEREIN WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS B NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND ISSUER MAY REQUIRE THAT THIS CLASS B NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

BY YOUR ACQUISITION OF THIS CLASS B NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT EITHER (A) YOU ARE NOT (AND WILL NOT BE) A BENEFIT PLAN INVESTOR (AS DEFINED BELOW) OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN INVESTOR OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW OR (B)(1) THIS CLASS B NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS B NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN INVESTOR” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, AND “SIMILAR LAW” MEANS ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

B-1-1

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

B-1-2

                                                                                                                        up to $____________

No. R-_

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. _______________

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OR JOIN IN ANY INSTITUTION AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

B-1-3

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

CLASS B SERIES 2018-ONE ASSET BACKED NOTES

Fortiva Retail Credit Master Note Business Trust, a Nevada business trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of UP TO _____________________ DOLLARS ($___________) payable in an amount equal to aggregate amount, if any, payable from the Collection Account in respect of principal on the Class B Notes pursuant to Section 4.04 of the Indenture Supplement.  The entire unpaid principal amount of this Note shall be due and payable on the Stated Maturity Date.  The principal sum of the Rule 144A Global Notes and the Regulation S Global Notes shall not exceed $___________ (unless otherwise permitted pursuant to the Indenture).  The Issuer will pay interest on the Class B Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Indenture Supplement.  Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

B-1-4

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

FORTIVA RETAIL CREDIT MASTER NOTE

BUSINESS TRUST,

                                                                     as Issuer

By:   WILMINGTON TRUST, NATIONAL
ASSOCIATION,

         not in its individual capacity

         but solely as Owner Trustee

         under the Trust Agreement

By:  _____________________________

Name:

Title:

Date: November ______, 2018

B-1-5

AUTHENTICATION AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity

         but solely as Indenture Trustee

By:

      Name:

      Title:

      Date: November ____, 2018

B-1-6

[REVERSE OF NOTE]

This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class B Series 2018-One Asset Backed Notes (herein called the “Class B Notes”), all issued under a Master Indenture, dated as of November 9, 2018 (such indenture, as amended to the date hereof and as supplemented by the Series 2018-One Indenture Supplement, dated as of November 9, 2018, among the parties to the Master Indenture (the “Indenture Supplement”), is herein called the “Indenture”), among the Issuer, Access Financing, LLC, a Georgia limited liability company, as Servicer, and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class B Notes.  The Class B Notes are subject to all terms of the Indenture.  All terms used in this Class B Note that are not defined herein shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended.

The Class B Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

Payments of interest on and principal of this Class B Note due and payable on any Distribution Date, to the extent not in full payment of this Class B Note, shall be made by wire transfer to the Person whose name appears as the registered Holder of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date (the “Registered Holder”), except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such wire transfer shall be made to the Person entitled thereto at the account specified by such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment.  Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.   Any final payment shall be made in accordance with the provisions of the Indenture.

B-1-7

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Note Registrar may reasonably require, and thereupon one or more new Notes of the same Series of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Upon any redemption, purchase, exchange or cancellation of any of the Class B Notes represented by this Rule 144A Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Rule 144A Global Note and the Class B Notes represented by this Rule 144A Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Noteholder or beneficial owner, by acceptance of a Class B Note or, in the case of a beneficial owner, a beneficial interest in a Class B Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee, the Paying Agent, the Note Registrar and any agent of the foregoing shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

B-1-8

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of not less than a majority of Holders of the Class B Notes.  The Indenture also contains provisions permitting the Holders of Series 2018-One Notes representing specified percentages of the aggregate principal balance of the Series 2018-One Notes, on behalf of the Holders of all the Series 2018-One Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.  The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class B Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to its conflict of law principles.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class B Note or the Indenture.  The Holder of this Class B Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.

B-1-9

It is expressly understood and agreed that (a) this Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement,  (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other document to which the Issuer is a signatory.

B-1-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                                                                          *

            Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

B-1-11

SCHEDULE A

SCHEDULE OF EXCHANGES BETWEEN THE REGULATION S GLOBAL
NOTE AND THIS RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Rule 144A Global Note, or redemptions, purchases or cancellations of this Rule 144A Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Rule 144A Global Note due to exchanges between the Regulation S Global Note and this Rule 144A Global Note	Remaining principal amount of this Rule 144A Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________

B-1-12

Exhibit B-2

FORM OF CLASS B SERIES 2018-ONE ASSET BACKED TEMPORARY REGULATION S GLOBAL NOTE

THIS CLASS B NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS B NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, (1) IN THE UNITED STATES OR TO A PERSON THAT IS A “U.S. PERSON” (AS DEFINED UNDER REGULATION S OF THE SECURITIES ACT (“REGULATION S”), A “U.S. PERSON”) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OTHER THAN A DISTRIBUTOR (AS DEFINED UNDER REGULATION S) AND (2) OTHER THAN IN ACCORDANCE WITH RULE 903 OR 904 UNDER REGULATION S AND (B) OTHER THAN IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS B NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND ISSUER MAY REQUIRE THAT THIS CLASS B NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

B-2-1

BY YOUR ACQUISITION OF THIS CLASS B NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT EITHER (A) YOU ARE NOT (AND WILL NOT BE) A BENEFIT PLAN INVESTOR (AS DEFINED BELOW) OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN INVESTOR OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW OR (B)(1) THIS CLASS B NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS B NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN INVESTOR” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, AND “SIMILAR LAW” MEANS ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

TRANSFERS OF THIS CLASS B NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

B-2-2

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THIS REGULATION S GLOBAL NOTE IS A BOOK-ENTRY NOTE WHICH IS EXCHANGEABLE FOR INTERESTS IN OTHER BOOK-ENTRY NOTES AND DEFINITIVE NOTES SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE INDENTURE (AS DEFINED HEREIN).

NO BENEFICIAL OWNERS OF THIS CLASS B NOTE WILL BE ENTITLED TO RECEIVE ANY PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE INDENTURE (AS DEFINED HEREIN).

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

B-2-3

                                                                                                                        Up to $____________

No. R-_

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. _______________
ISIN:  _______________
COMMON CODE:  _______________

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OR JOIN IN ANY INSTITUTION AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

B-2-4

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

CLASS B SERIES 2018-ONE ASSET BACKED NOTES

Fortiva Retail Credit Master Note Business Trust, a Nevada business trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of UP TO ______________________ DOLLARS ($______________) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class B Notes pursuant to Section 4.04 of the Indenture Supplement.  The entire unpaid principal amount of this Class B Note shall be due and payable on the Stated Maturity Date.  The aggregate principal sum of the Regulation S Global Notes and the Rule 144A Global Note shall not exceed $_______________.  The Issuer will pay interest on the Class B Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Indenture Supplement.  Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note.

Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

B-2-5

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST,

            as Issuer

By:   WILMINGTON TRUST, NATIONAL
ASSOCIATION,

         not in its individual capacity but solely as

         Owner Trustee under the Trust Agreement

By:

      Name:

      Title:

Date:  November  _____, 2018

B-2-6

AUTHENTICATION AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity

         but solely as Indenture Trustee

By:   ___________________________________

               Name:

               Title:

Date: November ____, 2018

B-2-7

[REVERSE OF NOTE]

This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class B Series 2018-One Asset Backed Notes (herein called the “Class B Notes”), all issued under a Master Indenture, dated as of November 9, 2018 (such indenture, as amended to the date hereof and as supplemented by the Series 2018-One Indenture Supplement, dated as of November 9, 2018, among the parties to the Master Indenture (the “Indenture Supplement”), is herein called the “Indenture”), among the Issuer, Access Financing, LLC, a Georgia limited liability company, as Servicer, and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class B Notes.  The Class B Notes are subject to all terms of the Indenture.  All terms used in this Class B Note that are not defined herein shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended.

The Class B Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

Payments of interest on and principal of this Class B Note due and payable on any Distribution Date, to the extent not in full payment of this Class B Note, shall be made by wire transfer to the Person whose name appears as the registered Holder of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date (the “Registered Holder”), except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such wire transfer shall be made to the Person entitled thereto at the account specified by such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment.  Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

B-2-8

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Note Registrar may reasonably require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Any interest in a Class B Note evidenced by this Temporary Regulation S Global Note is exchangeable for an interest in a Permanent Regulation S Global Note upon the later of (i) the Release Date and (ii) the furnishing of a Regulation S Certificate substantially in the form of Exhibit G to the Indenture Supplement.

On or prior to the Release Date, each beneficial owner of a Temporary Regulation S Global Note shall deliver to the Euroclear Operator or Clearstream (as applicable) a Regulation S Certificate; provided, however, that any beneficial owner of a Temporary Regulation S Global Note on the Release Date or on any Distribution Date that has previously delivered a Regulation S Certificate hereunder shall not be required to deliver any subsequent Regulation S Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, in which case such beneficial owner shall promptly notify the Euroclear Operator or Clearstream, as applicable, thereof and shall deliver an updated Regulation S Certificate).  The Euroclear Operator and/or Clearstream, as applicable, shall deliver to the Paying Agent or the Indenture Trustee a certificate substantially in the form of Exhibit F (a “Non-U.S. Certificate”) to the Indenture Supplement promptly upon the receipt of each such Regulation S Certificate, and no such beneficial owner (or transferee from such beneficial owner) shall be entitled to receive an interest in a Permanent Regulation S Global Note or any payment of principal or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Note prior to the Paying Agent or the Indenture Trustee receiving such Non-U.S. Certificate from the Euroclear Operator or Clearstream with respect to the portion of the Temporary Regulation S Global Note owned by such beneficial owner (and, with respect to an interest in the Permanent Regulation S Global Note, prior to the Release Date).

Any payments of principal of, interest on or any other payment on a Temporary Regulation S Global Note received by the Euroclear Operator or Clearstream with respect to any portion of such Regulation S Global Note owned by a beneficial owner of a Class B Global Note that has not delivered the Regulation S Certificate required by Section 9.05 of the Indenture Supplement shall be held by the Euroclear Operator and Clearstream solely as agents for the Paying Agent and the Indenture Trustee.  The Euroclear Operator and Clearstream shall remit such payments to the applicable beneficial owner of a Class B Global Note (or to a Euroclear System or Clearstream member on behalf of such beneficial owner of a Class B Global Note) only after the Euroclear Operator or Clearstream has received the requisite Regulation S Certificate.  Until the Paying Agent or the Indenture Trustee has received a Non-U.S. Certificate from the Euroclear Operator or Clearstream, as applicable, the Paying Agent or the Indenture Trustee may revoke the right of the Euroclear Operator or Clearstream, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Note.  If the Paying Agent or the Indenture Trustee exercises its right of revocation pursuant to the immediately preceding sentence, the Euroclear Operator or Clearstream, as applicable, shall return such payments to the Paying Agent or the Indenture Trustee and the Indenture Trustee shall hold such payments in the Collection Account until the Euroclear Operator or Clearstream, as applicable, has provided the necessary Non-U.S. Certificates to the Paying Agent or the Indenture Trustee (at which time the Paying Agent shall forward such payments to the Euroclear Operator or Clearstream, as applicable, to be remitted to the beneficial owner of a Class B Global Note that is entitled thereto on the records of the Euroclear Operator or Clearstream (or on the records of their respective members)).

B-2-9

Each beneficial owner of a Class B Global Note with respect to a Temporary Regulation S Global Note shall exchange its interest therein for an interest in a Permanent Regulation S Global Note on or after the Release Date upon furnishing to the Euroclear Operator or Clearstream (as applicable) the Regulation S Certificate and upon receipt by the Paying Agent or the Indenture Trustee, as applicable, of the Non-U.S. Certificate from the Euroclear Operator or Clearstream, as applicable, in each case pursuant to the terms of Section 9.05 of the Indenture Supplement.  On and after the Release Date, upon receipt by the Paying Agent or the Indenture Trustee of any Non-U.S. Certificate from the Euroclear Operator or Clearstream described in the immediately preceding sentence (i) with respect to the first such certification, the Issuer shall execute, upon receipt of an order to authenticate, and the Indenture Trustee shall authenticate the applicable Permanent Regulation S Global Note and (ii) with respect to the first and all subsequent certifications, the Indenture Trustee shall exchange on behalf of the applicable beneficial owners the portion of the applicable Temporary Regulation S Global Note covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Note.  Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Indenture Trustee shall endorse on the schedules affixed to each of such Regulation S Global Notes (or on continuations of such schedules affixed to each of such Regulation S Global Notes and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note pursuant to clause (x) above.

If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note.  Upon receipt by the Indenture Trustee, as transfer agent, of (1) instructions given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, from or on behalf of a beneficial owner of the Regulation S Global Note directing the Indenture Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such beneficial owner stating that the person transferring such interest in such Regulation S Global Note reasonably believes that the person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.  After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of this paragraph will no longer apply to such exchanges and transfers.  Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the certificate evidencing the Class B Global Notes.

B-2-10

Until the later of the Release Date and the provision of the certifications required by Section 9.05 of the Indenture Supplement, beneficial interests in a Regulation S Global Note may only be held through the Euroclear System or Clearstream or another agent member of the Euroclear System or Clearstream acting for and on behalf of them.  During the Distribution Compliance Period, interests in the Regulation S Global Note may be exchanged for interests in the Rule 144A Global Note only in accordance with the certification requirements described above.

On any redemption, purchase, exchange or cancellation of any of the Class B Notes represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the Notes represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Noteholder or beneficial owner, by acceptance of a Class B Note or, in the case of a beneficial owner, a beneficial interest in a Class B Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar and any agent of the foregoing shall treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

B-2-11

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of a majority of Holders of the Class B Notes.  The Indenture also contains provisions permitting the Holders of Series 2018-One Notes representing specified percentages of the aggregate principal balance of the Series 2018-One Notes, on behalf of the Holders of all the Series 2018-One Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.  The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class B Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to its conflict of law principles.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class B Note or the Indenture.  The Holder of this Class B Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.

B-2-12

It is expressly understood and agreed that (a) this Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement,  (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other document to which the Issuer is a signatory.

B-2-13

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                                             *

Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

B-2-14

SCHEDULE A

SCHEDULE OF EXCHANGES
FOR NOTES REPRESENTED BY THE TEMPORARY
REGULATION S GLOBAL NOTE OR THE RULE 144A
GLOBAL NOTE, OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Rule 144A Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Rule 144A Global Note due to exchanges between the Regulation S Global Note and this Rule 144A Global Note	Remaining principal amount of this Rule 144A Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________

B-2-15

Exhibit B-3

FORM OF CLASS B SERIES 2018-ONE ASSET BACKED PERMANENT REGULATION S GLOBAL NOTE

THIS CLASS B NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS B NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, (1) IN THE UNITED STATES OR TO A PERSON THAT IS A “U.S. PERSON” (AS DEFINED UNDER REGULATION S OF THE SECURITIES ACT (“REGULATION S”), A “U.S. PERSON”) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OTHER THAN A DISTRIBUTOR (AS DEFINED UNDER REGULATION S) AND (2) OTHER THAN IN ACCORDANCE WITH RULE 903 OR 904 UNDER REGULATION S AND (B) OTHER THAN IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS B NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND ISSUER MAY REQUIRE THAT THIS CLASS B NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

BY YOUR ACQUISITION OF THIS CLASS B NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT EITHER (A) YOU ARE NOT (AND WILL NOT BE) A BENEFIT PLAN INVESTOR (AS DEFINED BELOW) OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A BENEFIT PLAN INVESTOR OR AN EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW OR (B)(1) THIS CLASS B NOTE IS RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS B NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN INVESTOR” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, AND “SIMILAR LAW” MEANS ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

B-3-1

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

TRANSFERS OF THIS CLASS B NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

B-3-2

                                                                                                                        Up to $____________

No. R-_

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. _______________

USIN:  _______________

COMMON CODE:  _______________

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OR JOIN IN ANY INSTITUTION AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

B-3-3

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

CLASS B SERIES 2018-ONE ASSET BACKED NOTE

Fortiva Retail Credit Master Note Business Trust, a Nevada business trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of UP TO ____________________ DOLLARS ($________________) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class B Notes pursuant to Section 4.04 of the Indenture Supplement.  The entire unpaid principal amount of this Class B Note shall be due and payable on the Stated Maturity Date.  The aggregate principal sum of the Regulation S Global Notes and the Rule 144A Global Note shall not exceed $_____________.  The Issuer will pay interest on the Class B Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Indenture Supplement.  Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note.

Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

B-3-4

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST,

            as Issuer

By:   WILMINGTON TRUST, NATIONAL
ASSOCIATION,

         not in its individual capacity but solely as

         Owner Trustee under the Trust Agreement

By:

      Name:

      Title:

  Date: _____________, ______

B-3-5

AUTHENTICATION AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity

         but solely as Indenture Trustee

By:   ___________________________________

               Name:

               Title:

Date:  ______________, _____

B-3-6

[REVERSE OF NOTE]

This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class B Series 2018-One Asset Backed Notes (herein called the “Class B Notes”), all issued under a Master Indenture, dated as of November 9, 2018 (such indenture, as amended to the date hereof and as supplemented by the Series 2018-One Indenture Supplement, dated as of November 9, 2018, among the parties to the Master Indenture (the “Indenture Supplement”), is herein called the “Indenture”), among the Issuer, Access Financing, LLC, a Georgia limited liability company, as Servicer, and U.S. Bank National Association, a national banking association (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class B Notes.  The Class B Notes are subject to all terms of the Indenture.  All terms used in this Class B Note that are not defined herein shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended.

The Class B Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

Payments of interest on and principal of this Class B Note due and payable on any Distribution Date, to the extent not in full payment of this Class B Note, shall be made by wire transfer to the Person whose name appears as the registered Holder of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date (the “Registered Holder”), except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such wire transfer shall be made to the Person entitled thereto at the account specified by such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment.  Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  Any final payment shall be made in accordance with provisions of the Indenture.

B-3-7

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Note Registrar may reasonably require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

On any redemption, purchase, exchange or cancellation of any of the Notes represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the Notes represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note.  Upon receipt by the Indenture Trustee, as transfer agent, of (1) instructions given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, from or on behalf of a beneficial owner of the Regulation S Global Note directing the Indenture Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of the Euroclear System or Clearstream and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such beneficial owner stating that the person transferring such interest in such Regulation S Global Note reasonably believes that the person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.  After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of this paragraph will no longer apply to such exchanges and transfers.  Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the certificate evidencing the Class B Global Notes.

B-3-8

Each Noteholder or beneficial owner, by acceptance of a Class B Note or, in the case of a beneficial owner, a beneficial interest in a Class B Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar and any agent of the foregoing shall treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of a majority of Holders.  The Indenture also contains provisions permitting the Holders of Series 2018-One Notes representing specified percentages of the aggregate principal balance of the Series 2018-One Notes, on behalf of the Holders of all the Series 2018-One Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.  The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Class B Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

B-3-9

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class B Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to its conflict of law principles.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture.  The Holder of this Class B Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.

It is expressly understood and agreed that (a) this Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement,  (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other document to which the Issuer is a signatory.

B-3-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                                             *

Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

B-3-11

SCHEDULE A

SCHEDULE OF EXCHANGES BETWEEN THIS PERMANENT REGULATION S GLOBAL
NOTE OR THE RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Permanent Regulation S Global Note or redemptions, purchases or cancellation of this Permanent Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Permanent Regulation S Global Note due to exchanges between the Rule 144A Global Note and this Permanent Regulation S Global Note	Remaining principal amount of this Permanent Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

___________	________________	______________	_____________
___________	________________	______________	_____________
___________	________________	______________	_____________

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Exhibit C

FORM OF CLASS C SERIES 2018-ONE ASSET BACKED

RULE 144A GLOBAL NOTE

THIS CLASS C NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS C NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CLASS C NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (2) TO ISSUER OR ANY OF ITS AFFILIATES AND BY ISSUER OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE NOTES BY ISSUER OR ANY OF ITS AFFILIATES, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS CLASS C NOTE OR ANY BENEFICIAL INTEREST HEREIN WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS C NOTE OR SUCH INTEREST HEREIN VOID AND ISSUER MAY REQUIRE THAT THIS CLASS C NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

BY YOUR ACQUISITION OF THIS CLASS C NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT YOU ARE NOT (AND WILL NOT BE) A PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A PLAN. FOR THESE PURPOSES, A “PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

C-1-1

TRANSFERS OF THIS CLASS C NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

C-1-2

                                                                                                                        up to $____________

No. R-_

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. _______________

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION OR JOIN IN ANY INSTITUTION AGAINST FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST OR FRC FUNDING CORPORATION, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

C-1-3

FORTIVA RETAIL CREDIT MASTER NOTE BUSINESS TRUST

CLASS C SERIES 2018-ONE ASSET BACKED NOTES

Fortiva Retail Credit Master Note Business Trust, a Nevada business trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of UP TO _____________________ DOLLARS ($___________) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class C Notes pursuant to Section 4.04 of the Indenture Supplement.  The entire unpaid principal amount of this Note shall be due and payable on the Stated Maturity Date.  The Issuer will pay interest on the Class C Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Indenture Supplement. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

C-1-4

IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

FORTIVA RETAIL CREDIT MASTER NOTE

BUSINESS TRUST,

                                                                     as Issuer

By:   WILMINGTON TRUST, NATIONAL
         ASSOCIATION,

         not in its individual capacity

         but solely as Owner Trustee

         under the Trust Agreement

By:  _____________________________

Name:

Title:

Date:  November ___, 2018

C-1-5

AUTHENTICATION AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity

         but solely as Indenture Trustee

By:

      Name:

      Title:

Date: November ____, 2018

C-1-6

[REVERSE OF NOTE]

This Class C Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class C Series 2018-One Asset Backed Notes (herein called the “Class C Notes”), all issued under a Master Indenture, dated as of November 9, 2018 (such indenture, as amended to the date hereof and as supplemented by the Series 2018-One Indenture Supplement, dated as of November 9, 2018 among the parties to the Master Indenture (the “Indenture Supplement”), is herein called the “Indenture”), among the Issuer, Access Financing, LLC, a Georgia limited liability company, as Servicer, and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class C Notes.  The Class C Notes are subject to all terms of the Indenture.  All terms used in this Class C Note that are not defined herein shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended.

The Class C Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

Payments of interest on and principal of this Class C Note due and payable on any Distribution Date, to the extent not in full payment of this Class C Note, shall be made by wire transfer to the Person whose name appears as the registered Holder of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date (the “Registered Holder”), except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such wire transfer shall be made to the Person entitled thereto at the account specified by such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment.  Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.   Any final payment shall be made in accordance with the provisions of the Indenture.

C-1-7

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Note Registrar may reasonably require, and thereupon one or more new Notes of the same Series of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Upon any redemption, purchase, exchange or cancellation of any of the Class C Notes represented by this Rule 144A Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Rule 144A Global Note and the Class C Notes represented by this Rule 144A Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Noteholder or beneficial owner, by acceptance of a Class C Note or, in the case of a beneficial owner, a beneficial interest in a Class C Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Class C Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Class C Note, the Issuer, the Indenture Trustee, the Paying Agent, the Note Registrar and any agent of the foregoing shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

C-1-8

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class C Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of not less than a majority of Holders of the Class C Notes.  The Indenture also contains provisions permitting the Holders of Series 2018-One Notes representing specified percentages of the aggregate principal balance of the Series 2018-One Notes, on behalf of the Holders of all the Series 2018-One Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Class C Note (or any one of more predecessor Class C Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note.  The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class C Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to its conflict of law principles.

No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed.

C-1-9

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class C Note or the Indenture.  The Holder of this Class C Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note.

It is expressly understood and agreed that (a) this Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement,  (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other document to which the Issuer is a signatory.

C-1-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                                                                         *

            Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

C-1-11

EXHIBIT D

Form of Transferee Representation Letter

_____________, 20___

Fortiva Retail Credit Master Note Business Trust

as Issuer

c/o Wilmington Trust, National Association

3993 Howard Hughes Parkway

Suite 250

Las Vegas, Nevada 89169

Attention: Corporate Trust Administration

(facsimile no. (702) 866-2244)

U.S. Bank National Association,

as Indenture Trustee and Note Registrar

190 LaSalle Street

Chicago, Illinois 60603

Attn: Fortiva Retail Credit Master Note Business Trust

Re:	Fortiva Retail Credit Master Note Business Trust

Series 2018-One Asset-Backed Notes, Class C Notes (the “ Class C Notes”)

Dear Sirs:

This letter (this “Transferee Letter”) is delivered to you by the undersigned (the “Transferee”) in connection with the transfer (the “Transfer”) by ________________ (the “Transferor”) to the Transferee of the above-captioned Class C Notes representing $____ principal balance of the Class C Notes pursuant to Section 9.04(b) of the Series 2018-One Indenture Supplement (the “Supplement”) dated as of November 9, 2018, to the Master Indenture (the “Indenture”) dated as of November 9, 2018, each among Fortiva Retail Credit Master Note Business Trust, a business trust organized and existing under the laws of the State of Nevada (the “Issuer”), Access Financing, LLC, a Georgia limited liability company, as servicer (together with its successors and permitted assigns, the “Servicer”), and U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as Indenture Trustee.  All terms used herein and not otherwise defined shall have the respective meanings set forth in the Indenture or the Supplement, as applicable.  The Transferee hereby certifies, covenants, represents and warrants to you, that:

1.         The Transferee understands that an investment in a Class C Note involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. It has had access to such financial and other information concerning the Indenture Trustee, the Note Registrar, the Paying Agent, the Seller, the Servicer, the Issuer, the Receivables and the Series 2018-One Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of a Class C Note, including an opportunity to ask questions of and request information from the Issuer and the Servicer. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in a Class C Note, and it and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment.

2.         (i) The Transferee understands that none of the Issuer, the Servicer, the Note Registrar, the Paying Agent, nor the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the purchaser, (ii) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Servicer, the Note Registrar, the Paying Agent or the Indenture Trustee, (iii) none of the Issuer, the Servicer, the Note Registrar, the Paying Agent nor the Indenture Trustee has given it (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Notes, (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Note Registrar, the Paying Agent or the Indenture Trustee, (v) it has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions, (vi) it is purchasing the Class C Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (vii) it is a sophisticated investor familiar with transactions similar to its investment in the Class C Note.

3.         The Transferee understands that each Class C Note will bear the following legends unless the Issuer determines otherwise in compliance with applicable law:

THIS CLASS C NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CLASS C NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS CLASS C NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (2) TO ISSUER OR ANY OF ITS AFFILIATES AND BY ISSUER OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE NOTES BY ISSUER OR ANY OF ITS AFFILIATES, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR OR ANY INTERMEDIARY. IF AT ANY TIME, ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS CLASS C NOTE OR ANY BENEFICIAL INTEREST HEREIN WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, ISSUER MAY CONSIDER THE ACQUISITION OF THIS CLASS C NOTE OR SUCH INTEREST HEREIN VOID AND ISSUER MAY REQUIRE THAT THIS CLASS C NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY ISSUER.

BY YOUR ACQUISITION OF THIS CLASS C NOTE OR ANY INTEREST HEREIN, YOU (AND ANY FIDUCIARY ACTING ON YOUR BEHALF) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, FOR THE BENEFIT OF SELLER, ISSUER, INDENTURE TRUSTEE, NOTE REGISTRAR, PAYING AGENT AND SERVICER, THAT YOU ARE NOT (AND WILL NOT BE) A PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT (AND WILL NOT BE) ACQUIRING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A PLAN. FOR THESE PURPOSES, A “PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR ANY GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

TRANSFERS OF THIS CLASS C NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE.

PRIOR TO PURCHASING ANY NOTE, INVESTORS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NONE OF ISSUER, SELLER NOR SERVICER HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY INVESTOR.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

4.        The Transferee acknowledges that the interests in the Class C Notes (and any other interests in the Issuer other than the Series 2018-One Notes that are not Class C Notes) may at no time be held by more than 66 persons.   No transfer of a Class C Note (or any interest therein) will be permitted to the extent that such transfer could cause the number of direct or indirect holders of an interest in the Class C Notes (and any other interests in the Issuer other than Series 2018-One Notes that are not Class C Notes) to exceed a number equal to 66 persons. The provisions of the Indenture and the Supplement regarding transfer restrictions on the Class C Notes are generally intended to prevent the Issuer from being characterized as a “publicly traded partnership” within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Sections 1.7704-1.

5.         The Transferee acknowledges that no transfer of Class C Notes (or any interest therein) will be permitted to the extent that such transfer could cause the number of direct or indirect holders of an interest in the Class C Notes and other Series 2018-One Notes (and any other interests in the Issuer other than Series 2018-One Notes that are not Class C Notes) to exceed a number equal to 95 persons. The Note Registrar shall have the duty and obligation to ascertain the number of direct or indirect holders of an interest in the Class C Notes.

6.         The Transferee represents and warrants that it (a) is not, and will not become, a partnership, a corporation taxed under Subchapter S of the Code or a grantor trust for U.S. federal income tax purposes (or a disregarded entity the single owner of which is any of the foregoing) or (b) is such an entity, but (x) no more than 50% of the value of any of the direct or indirect beneficial interests in such transferee (or in the case of a disregarded entity, the interests of its single owner) is or will be attributable to such transferee’s (or in the case of a disregarded entity, the single owner’s) interest in the Class C Notes and (y) it is not and will not be a principal purpose of the arrangement involving such entity’s beneficial interest in any Class C Notes to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

7.         The Transferee acknowledges that it is not acquiring nor shall it transfer any Class C Note (or any interest therein) or cause any Class C Note (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

8.         The Transferee’s interest in the Class C Note is not and will not be in an amount that is less than $250,000, and the Transferee does not and will not hold any interest on behalf of any person whose beneficial interest in such Note is in an amount that is less than $250,000.

9.         The Transferee will not sell, assign, transfer, pledge or otherwise dispose of any Class C Note or beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any such Note or beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any person in the Class C Note would be in an amount that is less than the minimum denomination for such Notes as set forth in the Supplement.

10.       The Transferee agrees to treat, or, if different, cause the beneficial owner of its Class C Notes to treat, its Class C Notes in a manner consistent with the intended characterization referred to in Section 3.16 of the Indenture.  If any Class C Note held by the Transferee is required to be treated other than as described under Section 3.16 of the Indenture, then the Transferee, on behalf of itself or, if different, any beneficial owner of such Class C Note, hereby agrees to the designation of the Seller as the partnership representative of any partnership in which such Transferee or beneficial owner is deemed to be a partner under Section 6223(a) of the Amended Partnership Audit Rules and any applicable Treasury Regulations thereunder.

11.       The Transferee agrees to provide to the Indenture Trustee on behalf of the Issuer any further information required by the Issuer to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules, (B) if such Transferee is not the beneficial owner of such Class C Note, the beneficial owner of such Class C Note will provide to the Indenture Trustee on behalf of the Issuer any further information required by the Issuer to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226(a) of the Amended Partnership Audit Rules, hereby appoints the Transferee as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Amended Partnership Audit Rules and (C) to the extent applicable, the Transferee and, if different, each beneficial owner of a Class C Note shall hold the Issuer and its Affiliates harmless for any losses (i) resulting from a beneficial owner of a Class C Note not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Amended Partnership Audit Rules or (ii) that the Issuer or its Affiliates may suffer due to actions it takes with respect to and to comply with the rules under Sections 6221 through 6241 of the Amended Partnership Audit Rules.

12.       The Transferee (and any fiduciary acting on behalf of the Transferee) covenants to the Issuer, the Indenture Trustee, the Note Registrar, Paying Agent and the Servicer that for so long as it holds the Class C Notes (or a beneficial interest therein) it is not (and will not be) a Plan (as defined in the Code) and that it is not (and will not be) acquiring or holding such Class C Note (or any interest therein) on behalf of, or with, the assets of, a Plan.

13.       The Transferee (i) is a QIB, (ii) is aware that the sale of the Class C Notes to it is being made in reliance on the exemption from registration provided by Rule 144A, and (iii) is acquiring the Notes for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such Class C Note.

14.       The Transferee will, in connection with any subsequent resale of the Notes by the Transferee, comply with all applicable United States federal and State securities laws, rules and regulations.

15.       The Transferee will provide notice to each person to whom it proposes to transfer any interest in the Class C Notes of the transfer restrictions and representations set forth in the Indenture, including the exhibits thereto. Further, the Transferee will not transfer any Class C Note (or any interest therein) unless, prior to the transfer, the person to whom it proposes to transfer any interest in the Class C Notes shall have provided to the Indenture Trustee, the Note Registrar and the Issuer, and any of their respective successors or assigns, a written representation letter substantially in the form hereof.

16.      The Transferee agrees that any transfer in violation of this Transferee Letter will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to the Transferee, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee, the Note Registrar or any intermediary. Furthermore, the Transferee agrees that the Issuer may sell any Class C Notes acquired in violation of the above at the cost and risk of the purported owner. If at any time the Issuer determines or is notified that a holder or beneficial owner of a Class C Note, as the case may be, was in breach, at the time given, of any of the representations set forth above, the Issuer may consider the acquisition of such Class C Note or such beneficial interest in such Class C Note void and require that such Class C Note or such beneficial interest therein be transferred to a person designated by the Issuer. If the transferee fails to transfer such Class C Note or such beneficial interests in such Class C Note within 30 days after notice of the voided transfer, then the Issuer shall cause such holder’s interest or beneficial owner’s interest in such Class C Note to be transferred in a commercially reasonable sale arranged by the Issuer (conducted by the Issuer or an agent of the Issuer in accordance with Section 9-610(b) of the UCC as applied to securities that are sold on a recognized market or that may decline speedily in value), subject to satisfaction of the requirements set forth above.

Very truly yours,

(Transferee)

By:

Name:

Title:

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT E

FORM OF MONTHLY SERVICER’S STATEMENT

Fortiva Retail Credit Master Note Business Trust
Monthly Servicer Statement
Month 2018
Series 2018-One

Monthly Period:	From:	mm/dd/yy
	To:	mm/dd/yy
Number of days in the Monthly Period:		#
Determination Date:		mm/dd/yy
Transfer Date:		mm/dd/yy
Distribution Date:		mm/dd/yy

Pursuant to Section 3.04(b) of the Transfer and Servicing Agreement, dated as of [_], 2018 as amended from time to time, among Access Financing, as Servicer (the "Servicer"), FRC Funding Corporation, LLC, as Transferor (the "Transferor"), Fortiva Retail Credit Master Note Business Trust, as Issuer (the "Issuer") and US Bank, NA as Indenture Trustee (the "Indenture Trustee"), and Section 5.02(a) of the Series 2018-One Indenture Supplement, dated as of  [_], 2018 2018 and as amended from time to time (the "Supplement"), each among Servicer, Issuer, and the Indenture Trustee, Servicer is required to prepare certain information each month regarding the current distributions to the Noteholders and the performance of related collateral during the previous month. The undersigned, a duly authorized representative of the Servicer, does hereby certify in this Monthly Servicer's Certificate (this "Certificate"):

i

Capitalized terms used in this Certificate have their respective meanings set forth in the Transaction Documents.  References herein to certain subsections and Sections are references to their respective Subsections and Sections of the Indenture.

ii	This Certificate is being delivered Pursuant to Section 5.02(a) of the Indenture Supplement.

iii	Access Financing is the Servicer under the Transaction Documents. The undersigned is an authorized servicing officer of the Servicer.

iv	The date of this Certificate is on, or prior to, the Determination Date related to the Distribution Date specified above.

v	No Early Redemption Event has occurred under the Agreement.

vi

As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transaction Documents for the Monthly Period preceding such Distribution Date.

A	Receivables & Collateral Information
Eligible
	1	Receivables on the Closing date	$-
	2	New Principal Receivables net of returns	$-
	3	Finance and Fees billed net of adjustments	$-
	4	Principal Collections	$-
	5	Finance Charge and Fee Collections (Inclusive of Recoveries)	$-
	6	Collection Adjustments (CBR, NSF, etc)	$-
	7	Principal Default Amounts	$-
	8	Finance Charge Default Amounts	$-

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

9	Miscellaneous adjustments	$ -
10	Receivables on the last day of the Monthly Period (sum of lines 1 through 9)	$ -

11	Principal Receivables outstanding on the last day of the Monthly Period per the System of Record	$ -
12	Finance Receivables outstanding on the last day of the Monthly Period per the System of Record	$ -
13	Total Receivables outstanding on the last day of the Monthly Period per the System of Record (sum of lines 11 through 12)	$ -

14	Discount Percentage	[*****]

15	Principal Receivables outstanding on the last day of the Monthly Period net of Discount Option Receivables (line 11 times (100%- line 14))	$ -
16	Finance Receivables outstanding on the last day of the Monthly Period net of Discount Option Receivables (line 12 plus (line 11 times line 14))	$ -
17	Total Receivables outstanding on the last day of the Monthly Period net of Discount Option Receivables (sum of lines 15 through 16)	$ -

18	Average Principal Receivables during the Monthly Period	$ -

19	Principal Receivables (line 15)	$ -
20	Eligibility Criteria of Eligible Principal Receivables
	(a) First Payment Default Account	$ -
21	Eligible Principal Receivables (sum of lines 19 through 20)	$ -

22	Special Funding Account balance as of the last day of the Monthly Period	$ -

23	Collections Account balance as of the last day of the Monthly Period	$ -

24	Excess Concentration Amounts of Eligible Principal Receivables
	(a)	Obligor does not have a FICO Score or has a FICO Score less than [*****] exceeds [*****]%	$ -
	(b)	Obligor does not have a FICO Score less than [*****] exceeds [*****]%	$ -
	(c )	Obligor does not have a FICO Score less than [*****] exceeds [*****]%	$ -
	(d)	Obligor does not have a FICO Score less than [*****] exceeds [*****]%	$ -
	(e)	Obligor does not have a FICO Score less than [*****] exceeds [*****]%	$ -
	(f )	Obligor does not have a FICO Score less than [*****] exceeds [*****]%	$ -
	(g)	Amount of Eligible Receivables that would need to be removed to cause the home improvement - in store sector to be greater than [*****]%	$ -
	(h)	Amount of Eligible Receivables that would need to be removed to cause the home improvement - in home sector to be greater than [*****]%	$ -
	(i)	Amount of Eligible Receivables that would need to be removed to cause the furniture sector to be greater than [*****]%	$ -
	(j)	Amount of Eligible Receivables that would need to be removed to cause the average weighted APR to be less than [*****]%	$ -
	(k)	Obligor reside in the state with the highest number of Accounts exceeds [*****]%	$ -
	(l)	Obligor reside in the state with the second highest number of Accounts exceeds [*****]%	$ -
	(m)	Amount of Eligible Receivables that would need to be removed to cause the same industry sector for which sector is other than those named above exceeds [*****]%	$ -
	(n)	Obligor reside in a state (other than those in (k) or (l)) exceeds [*****]%	$ -
	(o)	Obligor reside in the State of Colorado and whose APR is greater than the maximum rate of interest permitted exceeds [*****]%	$ -
	(p)	Obligor reside in the State of New York, the State of Connecticut, or the State of Vermont exceeds [*****]%	$ -
	(q)	Excess Concentration Amounts (sum of lines 24(a) through 24(p))	$ -

	25	Required Spread Account balance as of the last day of the Monthly Period	$ -

	26	Available Spread Account balance as of the last day of the Monthly Period	$ -

B	Default Information

	27	Defaulted Amount for the Monthly Period Pursuant to Section 1.01 of the TSA	$ -
	28	Series 2018-One Allocable Defaulted Amount for the Monthly Period (line 27 times line 39 times line 42)	$ -
	29	Reduction Amount Pursuant to Section 4.06 (the amount by which (the sum of line 56(a) & line 57 & line 65(d) & line 152 & line 67 exceeds line 55)	$ -

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

C	Investor Information

			Class A	Class B	Class C	Total
	30	Note Principal Balance on the last day of the prior Monthly Period	$ -	$ -	$ -	$ -
	31	Note Principal Balance Increases made during the Monthly Period	$ -	$ -	$ -	$ -
	32	Note Principal Balance Decreases made during the Monthly Period	$ -	$ -	$ -	$ -
	33	Note Principal Balance on the last day of the Monthly Period (sum of lines 30 through 32)	$ -	$ -	$ -	$ -

	34	The average Note Principal Balance during the Monthly Period	$ -	$ -	$ -	$ -

	35	Aggregate Allocation Amount	$ -	$ -	$ -	$ -

	36	Transferor Amount on the last day of the Monthly Period (line 21 plus line 22 plus line 23 minus line 35 minus line 24(n))				$ -

	37	Series Required Transferor Amount ((line 33 times 95%) minus line 33)				$ -

	38	Is the Transferor Amount greater than the Series Required Transferor Amount?				No

D	Series Information

	39	Series 2018-One Allocation Percentage				0.00%
	40	Series Allocation Amount				$ -
	41	Fixed/Floating Allocation Percentage for the related Monthly Period				0.00%
	42	Floating Allocation Percentage for the related Monthly Period				0.00%
	43	Series 2018-One Required Amounts Pursuant to Section 4.03 of the Indenture Supplement				$ -

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

F	Collection Information For The Monthly Period

	44	Net Eligible Collections for the Monthly Period	$ -
	45	Net Ineligible Collections for the Monthly Period	$ -
	46	Collections of Interchange and net earnings on Eligible Investments for the Monthly Period	$ -
	47	Recoveries for the Monthly Period	$ -
	48	Aggregate amount of Collections of Principal Receivables (actual Collections of Principal Receivables without regard to Discount Options Receivables, if any)	$ -
	49	[*****]	$ -
	50	Collections of Principal Receivables (line 48 minus line 49)	$ -
	51	Aggregate amount of Collections of Finance Charge Receivables (sum of lines 44 through 47 minus line 50)	$ -
	52	The Series 2018-One Allocable Principal Collections (line 50 times line 39)	$ -
		(a) Noteholder portion of the Series 2018-One Allocable Principal Collections (line 52 times line 41)	$ -
		(b) The Transferor portion of Series 2018-One Allocable Principal Collections (line 52 times (1 minus lines 41))	$ -
	53	The Series 2018-One Allocable Finance Collections (line 51 times line 39)	$ -
		(a) Noteholder portion of the Series 2018-One Allocable Finance Collections (line 53 times line 42)	$ -
		(b) Transferor percentage of Series 2018-One Finance Collections (line 53 times (1 minus lines 42))	$ -
	54	Cross check s/b zero: ((line 50 plus line 51) times line 39 minus line 52 minus line 53)	$ -

G	Withdrawal Information From The Collection Account Relating To Collections of Finance Charge Receivables and Reallocated Principal Collections

Pursuant to Section 4.04(a)
	55	Available Funds to be distributed	$ -
Pursuant to Section 4.04(a)(i)
	56	Monthly Servicing Fee (line 56(a) plus line 56(b))	$ -
		(a) Noteholder portion of the Series 2018-One Monthly Servicing Fee (line 96(a) times 42 times 39)	$ -
		(b) Transferor portion of Series 2018-One Monthly Servicing Fee (line 96(a) times (1 minus line 42) times line 39)	$ -
	57	Previously due but not distributed Monthly Servicing Fees	$ -
Pursuant to Section 4.04(a)(i)
	58	Program Fees (Annual Fees owend to Owner Trustee & Indenture Trustee)(Program Fees times line 39)	$ -
		(a) Noteholder portion of the Series 2018-One Program Fees (line 58 times 42)	$ -
		(b) Transferor portion of Series 2018-One Program Fees (line 58 times (1 minus lines 42))	$ -
	59	Previously due but not distributed Program Fees	$ -
Pursuant to Section 4.04(a)(i)
	60	Capped Program Expenses (Capped Program Espenses times line 39)	$ -
		(a) Noteholder portion of the Series 2018-One Program Fees (line 60 times )	$ -
		(b) Transferor portion of Series 2018-One Program Fees (line 60 times (1 minus lines ))	$ -
	61	Previously due but not distributed Capped Program Expenses	$ -
Pursuant to Section 4.04(a)(i)
	62	Monthly Backup Servicing Fee (Line 62(a) plus line 62(b))	$ -
		(a) Noteholder portion of the Series 2018-One Monthly Backup Servicing Fee (line 97 times 42 times 39)	$ -
		(b) Transferor portion of Series 2018-One Monthly Backup Servicing Fee (line 97 times (1 minus lines 42) times line 39)	$ -
	63	Previously due but not distributed Monthly Backup Servicing Fees	$ -

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Pursuant to Section 4.04(a)(ii)-(iv)
64	Number of Days in Interest Period:
	Beginning: mm/dd/yy Ending: mm/dd/yy			#
65	Monthly Interest		Rate
	(a)	Class A Interest	0%	$ -
	(b)	Class B Interest	0%	$ -
	(c)	Class C Interest	0%	$ -
	(d)	Total Class A Interest for Monthly Period (line 65(a) through (c))		$ -
66	Previously due not distributed Class A Monthly Interest			$ -
Pursuant to Section 4.04(a)(v)
67	Series Default Amount for the Monthly Period shall be treated as a portion of Available Principal Collections (line 28)			$ -
Pursuant to Section 4.04(a)(vi)
68	Aggregate amount of Reduction Amounts which have not been previously reimbursed shall be treated as a portion of Available Principal Collections			$ -
Pursuant to Section 4.04(a)(vi)
69	Aggregate amount of Transfer Reduction Amounts which have not been previously reimbursed shall be treated as a portion of Available Principal Collections			$ -
Pursuant to Section 4.04(a)(vii)
70	Prior to the date on which the Spread Account terminates, an amount up to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount shall be deposited into the Spread Account			$ -

Pursuant to Section 4.04(a)(viii)
71	If an Early Redemption Event has occurred on or prior to such Distribution Date, an amount up to the Class A Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections			$ -

Pursuant to Section 4.04(a)(ix)
72	An amount equal to Program Expenses for such Distribution Date (Program Expenses times line 39)			$ -
	(a)	Noteholder portion of the Series 2018-One Program Expenses (line 72 times 42)		$ -
	(b)	Transferor portion of Series 2018-One Program Expenses (line 72times (1 minus lines 42))		$ -
73	Previously due not distributed Program Expenses			$ -
Pursuant to Section 4.04(a)(x)
74	The balance, if any, of Available Funds shall constitute a portion of Excess Finance Charge Collections shall be applied in accordance section 4.02 of the TSA			$ -

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

H	Withdrawal Information From The Collection Account Relating To Collections of Principal Receivables
	75	Noteholder portion of Collections of Principal Receivables (line 52(a))	$ -
	76	Noteholder portion of Collections of Finance Charge Receivables recharacterized as Available Principal Collections Pursuant to Section 4.04(a) (sum of (line 76(a) through 76(c))	$ -
		(a) Series Default Amount for the preceding Monthly Period shall be treated as Available Principal Collections (line 67)	$ -
		(b) Aggregate amount of Reduction Amounts and Transferor Reduction Amounts and Reallocated Principal Collections that under Section 4.05 were used to fund the	$ -
Class A-C Required Amounts which have not been previously reimbursed shall be treated as a portion of Available Principal Collections (line 68 plus line 69)
		(c) If an Early Redemption Event has occurred, an amount up to the Class A Note Principal Balance shall be treated as Available Principal Collections (line 71)	$ -
	77	Reallocated Principal Collections Pursuant to Section 4.06 (line 43)	$ -
	78	Available Principal Collections (sum of line 75 through 77)	$ -

If Revolving Period, the amount specified in line 78 shall be allocated as follows:
Pursuant to Section 4.04(b)
	79	Amount equal to the balance, if any, of such Available Principal Collections shall be distributed to the Issuer and applied in accounrdance with the Trust Agreement. (line 78)	$ -

I	Instructions To Make Certain Payments
Pursuant to Section 5.01 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee and the Paying Agent to pay on the Distribution Date in accordance with
Section 5.01 from amounts held by the Paying Agent, the following amounts as set forth below:
	80	Total Collections (line 52 plus line 53)	$ -
	81	Permitted Series 2018-One Allocable Principal Collections withdrawals made by the Servicer from the Collection Account during Monthly Period	$ -
	82	Amount to be deposited into Spread Account pursuant to section 4.04(a)(vii)(line 70)	$ -
	83	Net collections (sum of lines 80 through 82)	$ -

	84	Pay to Servicer (line 56 plus line 57)	$ -
	85	Pay to Owner Trustee (line 58 plus line 72)	$ -
	86	Pay to Indenture Trustee (line 58 plus line 72)	$ -
	87	Pay to Backup Servicer (line 62 plus line 63)	$ -
	88	Pay to Noteholders (line 65 plus line 66 )	$ -
	89	Pay to Transferor (line 52(b) plus line 53(b) minus line 56(b) minus line 58(b) minus line 60(b) minus line 62(b) minus line 72(b))	$ -
	90	Cross check should be zero: sum of line 84 through line 89 must equal line 83	$ -

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

J	Management Reporting Data

	91	Monthly Principal Delinquency Information:
		(a)	Current	-
		(b)	1-30 Days	-
		(c)	31-60 Days	-
		(d)	61-90 Days	-
		(e)	91-120 Days	-
		(f)	121-150 Days	-
		(g)	151-180 Days	-
		(h)	180+ Days	-
		(i)	Total Principal Receivables (line 91(a) through line 91(h))	-

	92	Princiapl Receivables as of the last day of the prior Monthly Period (prior month line 15)		$ -

	93	Charge-Off Information:
		(a)	Charge-Off Ratio for the current Monthly Period (((line 27 minus line 47) divided by line 92) times 12)	0.00%
		(b)	Charge-Off Ratio previous Monthly Period (prior month line 93(a))	0.00%
		(c)	Charge-Off Ratio two months ago (prior month line 93(b))	0.00%
		(d)	Three-Month Charge-Off Ratio (average of lines 93(a), (b), and (c))	0.00%
		(e)	Required average Three-Month Charge-Off Ratio for any three consecutive Monthly Periods Pursuant to Section 6.01(e)(i)	[*****]
		(f)	Line 93(d) less than or equal to line 93(e)	Yes/No

	94	Principal Payment Information:

		(a)	Principal Payment Rate for current Monthly Period ((line 50 divided by line 92) times 12)	0.00%
		(b)	Principal Payment Rate previous Monthly Period (prior month line 94(a))	0.00%
		(c)	Principal Payment Rate two months ago (prior month line 94(b))	0.00%
		(d)	Three-Month Principal Payment Rate (average of lines 94(a), (b), and (c))	0.00%
		(e)	Required average Three-Month Principal Payment Rate for any three consecutive Monthly Periods Pursuant to Section 6.01(e)(ii)	[*****]
		(f)	Line 94(d) is less than line 94(e)	Yes/No

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

95	Monthly Excess Spread Information:

	(a)	Gross Yield ((line 27 divided by line 92) times 12)	0.00%
	(b)	Base Rate (((line 65(d) plus line 56 plus line 62) divided by line 92) times 12)	0.00%
	(c)	Charge-Off Ratio ((line 93(a))	0.00%
	(d)	Excess Spread Percentage for the current Monthly Period (((line 95(a) minus line 95(b) minus line 95(c)))	0.00%
	(e)	Excess Spread Percentage previous Monthly Period (prior month line 95(d))	0.00%
	(f)	Excess Spread Percentage two months ago (prior month line 95(e))	0.00%
	(g)	Three-Month Excess Spread Percentage (average of lines 95(d), (e), and (f))	0.00%
	(h)	Required average Three-Month Excess Spread Percentage for any three consecutive Monthly Periods Pursuant to Section 6.01(e)(iii)	[*****]
	(i)	Line 95(g) greater than or equal to line 95(h)	Yes/No

96	Servicing Compensation:
	(a)	Monthly Servicing Fee ((line 18 time line 96(b))	$ -
	(b)	Servicing Fee Rate	[*****]

97	Backup Servicing Fee:		$ -
	(a)	Receivables – up to $50M	[*****]
		Receivables – $50.1-$150M	[*****]
		Receivables - $150M-$350M	[*****]
	(b)	Receivables on the last day of the Monthly Period (Line 10)	$ -

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on mm/dd/yy.

Name: Bettie Lass
	Title: Treasurer	c

                                                                                                                                     EXHIBIT F

 [FORM OF EUROCLEAR AND CLEARSTREAM NON-U.S. CERTIFICATE]

 (Pursuant to Section 9.05(b) of the Indenture Supplement)

Re:      Fortiva Retail Credit Master Note Business Trust, Series 2018-One Class [A][B] Asset Backed Notes

U.S. Bank National Association,

as Indenture Trustee

190 LaSalle Street

Chicago, Illinois 60603

Attn: Fortiva Retail Credit Master Note Business Trust

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Class [A][B] Notes set forth below (our “Member Organizations”) substantially to the effect set forth in the Indenture Supplement, dated as of November 9, 2018 (the “Indenture Supplement”), among Fortiva Retail Credit Master Note Business Trust, as issuer, Access Financing, LLC, as servicer and U.S. Bank National Association, as indenture trustee, U.S. $[                   ___   ] principal amount of the above-captioned Class [A][B] Notes held by us or on our behalf are beneficially owned by non-U.S. person(s).  As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the United States Securities Act of 1933, as amended.

We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any interest in the securities identified above are no longer true and cannot be relied upon as of the date hereof.

[On Release Date: We hereby acknowledge that no portion of the Temporary Regulation S Global Note shall be exchanged for an interest in the Permanent Regulation S Global Note (as each such term is defined in the Indenture) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]

[On                                      and upon any other payments under the Temporary Regulation S Global Note:  We hereby agree to hold (and return to the [      ] upon request) any payments received by us on the Temporary Regulation S Global Note (as defined in the Indenture Supplement) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]*

We understand that this certification is required in connection with certain securities laws of the United States of America.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:                                      **

[EUROCLEAR BANK S.A./N.V.

or

CLEARSTREAM, LUXEMBOURG]

By:   ____________________________

Name:

Title:

*           Select as applicable.

**         Insert Release Date or applicable Payment Date, as the case may be.

F-1

EXHIBIT G

 [FORM OF CERTIFICATION TO BE GIVEN BY HOLDER OF BENEFICIAL INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE]

 (Pursuant to Section 9.01(c) of the Indenture Supplement)

Re:	Fortiva Retail Credit Master Note Business Trust, Series 2018-One Class [A][B]] Asset Backed Notes

[Euroclear Bank S.A./N.V.]

[Clearstream, Luxembourg]

Series 2018-One Notes, CUSIP[?] No. ____________ ISIN No. _____________

Reference is hereby made to the Master Indenture, dated as of November 9, 2018 (as amended, amended and restated, supplemented or other modified from time to time, the “Indenture”), among Fortiva Retail Credit Master Note Business Trust, as issuer, Access Financing, LLC, as servicer, and U.S. Bank National Association, as indenture trustee.  Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture.

[For purposes of acquiring a beneficial interest in the Permanent Regulation S Global Note upon the expiration of the Distribution Compliance Period,] [For purposes of receiving payments under the Temporary Regulation S Global Note,] the undersigned holder of a beneficial interest in the Temporary Regulation S Global Note issued under the Indenture certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

We undertake to advise you promptly by telex on or prior to the date on which you intend to submit your corresponding certification relating to the Class [A][B] Notes held by you if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

We understand that this certificate is required in connection with certain securities laws of the United States of America.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

Dated:                                    ,

By:   ________________________________

as, or as agent for, the

holder of a beneficial interest

in the Class [A][B] Notes to which this certificate relates

G-1